Prospectus

PIMCO Funds

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Bond Funds	July 31, 2014 (as supplemented May 15, 2015)
	Inst	P	Admin	D	A	B	C	R
PIMCO Extended Duration Fund	PEDIX	PEDPX	PEDAX	—	—	—	—	—
PIMCO GNMA Fund	PDMIX	PPGNX	—	PGNDX	PAGNX	PBGNX	PCGNX	—
PIMCO Investment Grade Corporate Bond Fund	PIGIX	PBDPX	PGCAX	PBDDX	PBDAX	—	PBDCX	—
PIMCO Long Duration Total Return Fund	PLRIX	PLRPX	—	PLRDX	—	—	—	—
PIMCO Long-Term U.S. Government Fund	PGOVX	PLTPX	PLGBX	PLGDX	PFGAX	PFGBX	PFGCX	—
PIMCO Moderate Duration Fund	PMDRX	PMOPX	—	—	—	—	—	—
PIMCO Mortgage-Backed Securities Fund	PTRIX	PMRPX	PMTAX	PTMDX	PMRAX	PMRBX	PMRCX	—
PIMCO Mortgage Opportunities Fund	PMZIX	PMZPX	—	PMZDX	PMZAX	—	PMZCX	—
PIMCO Total Return Fund	PTTRX	PTTPX	PTRAX	PTTDX	PTTAX	PTTBX	PTTCX	PTRRX
PIMCO Total Return Fund II	PMBIX	PMTPX	PRADX	—	—	—	—	—
PIMCO Total Return Fund III	PTSAX	PRAPX	PRFAX	—	—	—	—	—
PIMCO Total Return Fund IV	PTUIX	PTUPX	__	__	PTUZX	—	PTUCX	—
PIMCO Unconstrained Bond Fund	PFIUX	PUCPX	PUBFX	PUBDX	PUBAX	—	PUBCX	PUBRX

PIMCO Extended Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class A
Management Fees	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses (1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (2)	0.51%	0.61%	0.76%	0.91%
[1]

"Other Expenses" reflect interest expense. Interest expense results from the Fund's ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75% and 0.90% for Institutional Class, Class P, Administrative Class and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942
Class A	$464	$654	$860	$1,453

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942
Class A	$464	$654	$860	$1,453

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the Citi STRIPS Index, 20+ Year Sub-Index, as calculated by PIMCO, which as of June 30, 2014 was 27.71 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO FUNDS | PROSPECTUS	1

PIMCO Extended Duration Fund

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

2	PROSPECTUS | PIMCO FUNDS

Prospectus

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (September 11, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Administrative Class and Class A of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Citi STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bonds and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the Citi U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 21.72%. For the periods shown in the bar chart, the highest quarterly return was 52.32% in the Q3 2011, and the lowest quarterly return was -15.18% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Since Inception (08/31/2006)
Institutional Class Return Before Taxes	-21.21%	0.47%	7.82%
Institutional Class Return After Taxes on Distributions(1)	-23.49%	-4.98%	3.12%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-11.73%	-1.04%	4.83%
Class P Return Before Taxes	-21.29%	0.37%	7.72%
Citi STRIPS Index, 20+ Year Sub-Index (reflects no deductions for fees, expenses or taxes)	-21.06%	-1.91%	7.17%

Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	-1.36%	8.67%	5.92%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	3

PIMCO Extended Duration Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO, and he has managed the Fund since July 2007.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

4	PROSPECTUS | PIMCO FUNDS

PIMCO GNMA Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C
Management Fees	0.50%	0.60%	0.50%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	1.00%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%	0.90%	0.90%	1.65%	1.65%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108
Class A	$463	$651	$855	$1,441
Class B	$518	$720	$947	$1,485
Class C	$268	$520	$897	$1,955

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108
Class A	$463	$651	$855	$1,441
Class B	$168	$520	$897	$1,485
Class C	$168	$520	$897	$1,955

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,212% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association ("GNMA"), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), subject to a minimum rating of Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset- backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and salecontracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PIMCO FUNDS | PROSPECTUS	5

GNMA, a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6	PROSPECTUS | PIMCO FUNDS

Prospectus

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Performance for Class A, Class B and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the GNMA. The Lipper GNMA Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 4.11%. For the periods shown in the bar chart, the highest quarterly return was 3.83% in the Q3 2006, and the lowest quarterly return was -2.70% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.37%	5.26%	5.14%
Institutional Class Return After Taxes on Distributions(1)	-3.78%	3.28%	3.31%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.33%	3.37%	3.33%
Class P Return Before Taxes	-2.47%	5.15%	5.03%
Class D Return Before Taxes	-2.76%	4.84%	4.72%
Class A Return Before Taxes	-6.38%	4.04%	4.32%
Class B Return Before Taxes	-6.79%	3.97%	4.17%
Class C Return Before Taxes	-4.43%	4.06%	3.94%
Barclays GNMA Index (reflects no deductions for fees, expenses or taxes)	-2.12%	3.99%	4.69%

Lipper GNMA Funds Average (reflects no deductions for taxes)	-2.83%	4.07%	4.10%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Michael Cudzil and Daniel Hyman. Messrs. Cudzil and Hyman are Executive Vice Presidents of PIMCO. Mr. Hyman has managed the Fund since July 2012, and Mr. Cudzil has managed the Fund since January 2013.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	7

PIMCO Investment Grade Corporate Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C
Management Fees	0.50%	0.60%	0.50%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%
Other Expenses (1)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (2)	0.51%	0.61%	0.76%	0.91%	0.91%	1.66%
[1]

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]

Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75%, 0.90%, 0.90% and 1.65% for Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942
Class D	$93	$290	$504	$1,120
Class A	$464	$654	$860	$1,453
Class C	$269	$523	$902	$1,965

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942
Class D	$93	$290	$504	$1,120
Class A	$464	$654	$860	$1,453
Class C	$169	$523	$902	$1,965

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Credit Index, as calculated by PIMCO, which as of June 30, 2014 was 6.73 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). Investment grade debt securities are rated Baa or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined byPIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar- denominated securities or currencies) to 20% of its total assets.

PIMCO FUNDS | PROSPECTUS	8

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	9

PIMCO Investment Grade Corporate Bond Fund

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Class D, Class A and Class C shares (July 30, 2004), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Lipper Corporate Debt Funds BBB-Rated Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 6.60%. For the periods shown in the bar chart, the highest quarterly return was 9.18% in the Q2 2009, and the lowest quarterly return was -5.26% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-1.69%	9.89%	7.08%
Institutional Class Return After Taxes on Distributions(1)	-4.00%	6.77%	4.60%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.52%	6.77%	4.69%
Class P Return Before Taxes	-1.79%	9.78%	6.97%
Administrative Class Return Before Taxes	-1.94%	9.62%	6.81%
Class D Return Before Taxes	-2.08%	9.46%	6.65%
Class A Return Before Taxes	-5.73%	8.63%	6.24%
Class C Return Before Taxes	-3.73%	8.64%	5.85%
Barclays U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	-2.01%	7.89%	5.23%

Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	-1.36%	8.67%	5.23%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mark Kiesel. Mr. Kiesel is CIO Global Credit and Managing Director of PIMCO and he has managed the Fund since November 2002.

10	PROSPECTUS | PIMCO FUNDS

Prospectus

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	11

PIMCO Long Duration Total Return Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A
Management Fees	0.50%	0.60%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%
Other Expenses (1)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (2)	0.51%	0.61%	0.76%	0.91%	0.91%
[1]

"Other Expenses" reflect interest expense. Interest expense results from the Fund's ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]

Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75%, 0.90% and 0.90% for Institutional Class, Class P, Administrative Class, Class D and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942
Class D	$93	$290	$504	$1,120
Class A	$464	$654	$860	$1,453

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942
Class D	$93	$290	$504	$1,120
Class A	$464	$654	$860	$1,453

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Long Term Government/Credit Index, as calculated by PIMCO, which as of June 30, 2014 was 13.97 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from

PIMCO FUNDS | PROSPECTUS	12

Prospectus

non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	13

PIMCO Long Duration Total Return Fund

affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (September 11, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Administrative Class, Class D and Class A of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 11.93%. For the periods shown in the bar chart, the highest quarterly return was 16.10% in the Q4 2008, and the lowest quarterly return was -6.74% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Since Inception (08/31/2006)
Institutional Class Return Before Taxes	-8.56%	7.11%	7.96%
Institutional Class Return After Taxes on Distributions(1)	-10.34%	4.50%	5.52%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-4.60%	4.76%	5.46%
Class P Return Before Taxes	-8.66%	7.01%	7.85%
Barclays Long-Term Government/Credit Index (reflects no deductions for fees, expenses or taxes)	-8.83%	6.40%	6.80%

Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	-1.36%	8.67%	5.92%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO, and he has managed the Fund since July 2007.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

14	PROSPECTUS | PIMCO FUNDS

PIMCO Long-Term U.S. Government Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C
Management Fees	0.475%	0.575%	0.475%	0.625%	0.575%	0.575%	0.575%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	1.00%
Other Expenses (1)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (2)	0.485%	0.585%	0.735%	0.885%	0.835%	1.585%	1.585%
[1]

"Other Expenses" reflect interest expense. Interest expense results from the Fund's ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]

Total Annual Fund Operating Expenses excluding interest expense is 0.475%, 0.575%, 0.725%, 0.875%, 0.825%, 1.575% and 1.575% for Institutional Class, Class P, Administrative Class, Class D, Class A, Class B and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$50	$156	$271	$610
Class P	$60	$187	$327	$732
Administrative Class	$75	$235	$409	$912
Class D	$90	$282	$490	$1,090
Class A	$457	$632	$821	$1,368
Class B	$511	$700	$913	$1,411
Class C	$261	$500	$863	$1,884

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$50	$156	$271	$610
Class P	$60	$187	$327	$732
Administrative Class	$75	$235	$409	$912
Class D	$90	$282	$490	$1,090
Class A	$457	$632	$821	$1,368
Class B	$161	$500	$863	$1,411
Class C	$161	$500	$863	$1,884

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While Pacific Investment Management Company LLC ("PIMCO") may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody's Investors Service, Inc. ("Moody's"), or

PIMCO FUNDS | PROSPECTUS	15

PIMCO Long-Term U.S. Government Fund

equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody's, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad- based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations if any, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. Performance for Class A, Class B and Class C shares in the Average Annual Total Returns table

16	PROSPECTUS | PIMCO FUNDS

Prospectus

reflects the impact of sales charges. Class D of the Fund has not commenced operation as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The Lipper General U.S. Government Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 12.24%. For the periods shown in the bar chart, the highest quarterly return was 22.65% in the Q3 2011, and the lowest quarterly return was -7.74% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-12.72%	5.21%	6.17%
Institutional Class Return After Taxes on Distributions(1)	-14.40%	1.72%	3.53%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-7.07%	2.99%	3.97%
Class P Return Before Taxes	-12.81%	5.10%	6.07%
Administrative Class Return Before Taxes	-12.94%	4.95%	5.91%
Class A Return Before Taxes	-16.29%	4.02%	5.36%
Class B Return Before Taxes	-16.59%	3.97%	5.21%
Class C Return Before Taxes	-14.51%	4.04%	4.97%
Barclays Long-Term Treasury Index (reflects no deductions for fees, expenses or taxes)	-12.66%	2.28%	5.94%

Lipper General U.S. Government Funds Average (reflects no deductions for taxes)	-3.83%	2.91%	3.49%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO, and he has managed the Fund since July 2007.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	17

PIMCO Moderate Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class
Management Fees	0.46%	0.56%	0.46%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.46%	0.56%	0.71%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 237% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Intermediate Government/Credit Index, as calculated by PIMCO, which as of June 30, 2014 was 3.88 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-backed securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

PIMCO FUNDS | PROSPECTUS	18

Prospectus

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (December 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. The Lipper Short-Intermediate Investment Grade Debt Funds Average is a total return performance

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	19

PIMCO Moderate Duration Fund

average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 2.45%. For the periods shown in the bar chart, the highest quarterly return was 6.70% in the Q4 2008, and the lowest quarterly return was -4.01% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-0.05%	6.56%	5.40%
Institutional Class Return After Taxes on Distributions(1)	-1.17%	4.79%	3.64%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.12%	4.54%	3.59%
Class P Return Before Taxes	-0.15%	6.45%	5.29%
Barclays Intermediate Government/Credit Index (reflects no deductions for fees, expenses or taxes)	-0.86%	3.96%	4.09%

Lipper Short-Intermediate Investment Grade Debt Funds Average (reflects no deductions for taxes)	-0.19%	5.22%	3.53%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather and Sudi Mariappa. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Mariappa is a Managing Director of PIMCO. Messrs. Mather and Mariappa have jointly managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

20	PROSPECTUS | PIMCO FUNDS

PIMCO Mortgage-Backed Securities Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C
Management Fees	0.50%	0.60%	0.50%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	1.00%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%	0.90%	0.90%	1.65%	1.65%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108
Class A	$463	$651	$855	$1,441
Class B	$518	$720	$947	$1,485
Class C	$268	$520	$897	$1,955

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108
Class A	$463	$651	$855	$1,441
Class B	$168	$520	$897	$1,485
Class C	$168	$520	$897	$1,955

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,021% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments ("junk bonds") rated below Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

PIMCO FUNDS | PROSPECTUS	21

PIMCO Mortgage-Backed Securities Fund

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

22	PROSPECTUS | PIMCO FUNDS

Prospectus

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. Performance for Class A, Class B and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. The Lipper U.S. Mortgage Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 3.89%. For the periods shown in the bar chart, the highest quarterly return was 5.31% in the Q3 2009, and the lowest quarterly return was -2.14% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-1.41%	6.44%	5.18%
Institutional Class Return After Taxes on Distributions(1)	-2.60%	4.24%	3.16%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.79%	4.23%	3.29%
Class P Return Before Taxes	-1.50%	6.34%	5.08%
Administrative Class Return Before Taxes	-1.65%	6.18%	4.92%
Class D Return Before Taxes	-1.80%	6.02%	4.76%
Class A Return Before Taxes	-5.45%	5.22%	4.36%
Class B Return Before Taxes	-5.89%	5.15%	4.22%
Class C Return Before Taxes	-3.49%	5.23%	3.98%
Barclays U.S. MBS Fixed Rate Index (reflects no deductions for fees, expenses or taxes)	-1.45%	3.70%	4.64%

Lipper U.S. Mortgage Funds Average (reflects no deductions for taxes)	-1.48%	4.86%	3.92%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Michael Cudzil and Daniel Hyman. Messrs. Cudzil and Hyman are Executive Vice Presidents of PIMCO. Mr. Hyman has managed the Fund since July 2012, and Mr. Cudzil has managed the Fund since January 2013.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	23

PIMCO Mortgage Opportunities Fund

Investment Objective

The Fund seeks maximum long-term return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.60%	0.70%	0.60%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	0.50%
Other Expenses (1)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (2)	0.61%	0.71%	0.86%	1.01%	1.01%	1.76%	1.26%
[1]

"Other Expenses" reflect interest expense. Interest expense results from the Fund's ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]

Total Annual Fund Operating Expenses excluding interest expense is 0.60%, 0.70%,  0.85%, 1.00%, 1.00%, 1.75% and 1.25% for Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$195	$340	$762
Class P	$73	$227	$395	$883
Administrative Class	$88	$274	$477	$1,061
Class D	$103	$322	$558	$1,236
Class A	$474	$684	$912	$1,565
Class C	$279	$554	$954	$2,073
Class R	$128	$400	$692	$1,523

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$195	$340	$762
Class P	$73	$227	$395	$883
Administrative Class	$88	$274	$477	$1,061
Class D	$103	$322	$558	$1,236
Class A	$474	$684	$912	$1,565
Class C	$179	$554	$954	$2,073
Class R	$128	$400	$692	$1,523

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 736% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities ("MBS") and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae") or the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund's assets may be invested in other types of "Fixed Income Instruments," which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The average portfolio duration of this Fund normally varies from (negative) 1 year to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 50% of its total assets in high yield securities ("junk bonds") that are rated Caa or higher by Moody's Investors Service,

PIMCO FUNDS | PROSPECTUS	24

Prospectus

Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality (except such limitation shall not apply to the Fund's investments in mortgage-related securities). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, options on futures, fixed income swap agreements, credit default swap agreements and other synthetic mortgage-related swap indices, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed interest-only ("IO"), principal-only ("PO"), or inverse floating rate debt ("inverse floater") securities. The Fund may invest up to 10% of its total assets in mortgage- or real estate-related equity instruments, including preferred stock, common stock, convertible securities and other equity-related instruments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Privately Issued Mortgage-Related Securities Risk: the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	25

PIMCO Mortgage Opportunities Fund

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are "diversified"

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad- based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3-Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market.

Lipper Absolute Return Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 3.76%. For the periods shown in the bar chart, the highest quarterly return was 1.95% in the Q1 2013, and the lowest quarterly return was -1.09% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Since Inception (10/22/2012)
Institutional Class Return Before Taxes	3.45%	11.99%
Institutional Class Return After Taxes on Distributions(1)	1.62%	10.20%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.94%	8.36%
Class P Return Before Taxes	3.35%	11.88%
Class D Return Before Taxes	3.04%	11.54%
Class A Return Before Taxes	-0.83%	8.00%
Class C Return Before Taxes	1.26%	10.71%
3-Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.28%	0.29%

Lipper Absolute Return Funds Average (reflects no deductions for taxes)	4.00%	4.41%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

26	PROSPECTUS | PIMCO FUNDS

Prospectus

returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Joshua Anderson, Daniel Hyman and Alfred T. Murata. Messrs. Anderson and Murata are Managing Directors of PIMCO. Mr. Hyman is an Executive Vice President of PIMCO. They have managed the Fund since its inception in October 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	27

PIMCO Total Return Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	3.50%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C	Class R
Management Fees	0.46%	0.56%	0.46%	0.50%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	1.00%	0.50%
Total Annual Fund Operating Expenses	0.46%	0.56%	0.71%	0.75%	0.85%	1.60%	1.60%	1.10%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$77	$240	$417	$930
Class A	$459	$636	$829	$1,385
Class B	$513	$705	$921	$1,428
Class C	$263	$505	$871	$1,900
Class R	$112	$350	$606	$1,340

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$77	$240	$417	$930
Class A	$459	$636	$829	$1,385
Class B	$163	$505	$871	$1,428
Class C	$163	$505	$871	$1,900
Class R	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 227% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC ("PIMCO"), which as of June 30, 2014 was 5.25 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities ratedbelow B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO FUNDS | PROSPECTUS	28

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	29

PIMCO Total Return Fund

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. Performance for Class A, Class B and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays U.S. Aggregate Index represents securities that are SEC- registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 3.70%. For the periods shown in the bar chart, the highest quarterly return was 6.04% in the Q3 2009, and the lowest quarterly return was -3.60% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-1.92%	6.91%	6.03%
Institutional Class Return After Taxes on Distributions(1)	-3.11%	4.92%	4.10%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.97%	4.73%	4.11%
Class P Return Before Taxes	-2.02%	6.81%	5.93%
Administrative Class Return Before Taxes	-2.17%	6.64%	5.77%
Class D Return Before Taxes	-2.21%	6.60%	5.71%
Class A Return Before Taxes	-5.97%	5.66%	5.16%
Class B Return Before Taxes	-6.36%	5.60%	5.02%
Class C Return Before Taxes	-3.98%	5.68%	4.78%
Class R Return Before Taxes	-2.55%	6.21%	5.31%
Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	-2.02%	4.44%	4.55%

Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	-1.01%	7.06%	4.87%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

30	PROSPECTUS | PIMCO FUNDS

Prospectus

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather, Mark Kiesel and Mihir Worah. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Mr. Worah is CIO Real Return and Asset Allocation. Each is a Managing Director of PIMCO.  Messrs. Mather, Kiesel and Worah have jointly managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	31

PIMCO Total Return Fund II

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 353% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of June 30, 2014 was 5.25 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market,

PIMCO FUNDS | PROSPECTUS	32

Prospectus

reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad- based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitation, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (December 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 3.41%. For the periods shown in the bar chart, the highest quarterly return was 6.32% in the Q2 2009, and the lowest quarterly return was -3.30% in the Q2 2013.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	33

PIMCO Total Return Fund II

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.17%	6.24%	5.48%
Institutional Class Return After Taxes on Distributions(1)	-3.17%	4.52%	3.68%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.16%	4.38%	3.71%
Class P Return Before Taxes	-2.27%	6.14%	5.37%
Administrative Class Return Before Taxes	-2.42%	5.98%	5.21%
Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	-2.02%	4.44%	4.55%

Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	-1.01%	7.06%	4.87%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather, Mark Kiesel and Mihir Worah. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Mr. Worah is CIO Real Return and Asset Allocation. Each is a Managing Director of PIMCO.  Messrs. Mather, Kiesel and Worah have jointly managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

34	PROSPECTUS | PIMCO FUNDS

PIMCO Total Return Fund III

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of June 30, 2014 was 5.25 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by Pacific Investment Management Company LLC ("PIMCO") to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a "Sudan-Related Issuer"). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-backed securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

PIMCO FUNDS | PROSPECTUS	35

PIMCO Total Return Fund III

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad- based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (March 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Fund's past performance,before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

36	PROSPECTUS | PIMCO FUNDS

The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 3.48%. For the periods shown in the bar chart, the highest quarterly return was 6.12% in the Q2 2009, and the lowest quarterly return was -3.31% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.07%	6.67%	5.78%
Institutional Class Return After Taxes on Distributions(1)	-3.25%	4.75%	3.80%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.00%	4.56%	3.82%
Class P Return Before Taxes	-2.17%	6.56%	5.68%
Administrative Class Return Before Taxes	-2.31%	6.41%	5.52%
Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	-2.02%	4.44%	4.55%

Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	-1.01%	7.06%	4.87%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather, Mark Kiesel and Mihir Worah. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Mr. Worah is CIO Real Return and Asset Allocation. Each is a Managing Director of PIMCO.  Messrs. Mather, Kiesel and Worah have jointly managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	37

PIMCO Total Return Fund IV

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.50%	0.60%	0.50%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	0.50%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%	0.85%	0.85%	1.60%	1.10%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$87	$271	$471	$1,049
Class A	$459	$636	$829	$1,385
Class C	$263	$505	$871	$1,900
Class R	$112	$350	$606	$1,340

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$87	$271	$471	$1,049
Class A	$459	$636	$829	$1,385
Class C	$163	$505	$871	$1,900
Class R	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 422% of the average value of its portfolio.

Principal Investment Strategies

 The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC ("PIMCO"), which as of June 30, 2014 was 5.25 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest without limitation in the core sectors of the bond market including government bonds, mortgage bonds and corporate bonds and will generally seek to maintain positive exposure to these sectors. The Fund may invest only in investment grade securities of issuers that are rated at least Baa by Moody's Investors Service, Inc., ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity).

The Fund may invest in certain derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund'sprospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, including short exposures obtained using derivative instruments, up to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities, although the Fund will not invest in common stock.

PIMCO FUNDS | PROSPECTUS	38

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in theFund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	39

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class C shares (June 1, 2012), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Administrative Class, Class D and Class R of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 2.90%. For the periods shown in the bar chart, the highest quarterly return was 3.21% in the Q3 2012, and the lowest quarterly return was -3.26% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Since Inception (05/26/2011)
Institutional Class Return Before Taxes	-1.84%	5.11%
Institutional Class Return After Taxes on Distributions(1)	-2.70%	3.85%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.97%	3.51%
Class P Return Before Taxes	-1.94%	5.00%
Class A Return Before Taxes	-5.83%	3.22%
Class C Return Before Taxes	-3.87%	3.95%
Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	-2.02%	2.62%

Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	-1.01%	3.54%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather, Mark Kiesel and Mihir Worah. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Mr. Worah is CIO Real Return and Asset Allocation. Each is a Managing Director of PIMCO.  Messrs. Mather, Kiesel and Worah have jointly managed the Fund since September 2014.

40	PROSPECTUS | PIMCO FUNDS

Prospectus

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	41

PIMCO Unconstrained Bond Fund

Investment Objective

The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 56 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.90%	1.00%	0.90%	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	0.50%
Total Annual Fund Operating Expenses	0.90%	1.00%	1.15%	1.30%	1.30%	2.05%	1.55%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$287	$498	$1,108
Class P	$102	$318	$552	$1,225
Administrative Class	$117	$365	$633	$1,398
Class D	$132	$412	$713	$1,568
Class A	$502	$772	$1,061	$1,884
Class C	$308	$643	$1,103	$2,379
Class R	$158	$490	$845	$1,845

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$287	$498	$1,108
Class P	$102	$318	$552	$1,225
Administrative Class	$117	$365	$633	$1,398
Class D	$132	$412	$713	$1,568
Class A	$502	$772	$1,061	$1,884
Class C	$208	$643	$1,103	$2,379
Class R	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 728% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 8 years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

PIMCO FUNDS | PROSPECTUS	42

Prospectus

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	43

PIMCO Unconstrained Bond Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Administrative Class shares (June 7, 2013) and Class C and Class R shares (July 31, 2008), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3-Month USD LIBOR Index (Resets Quarterly). LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. Lipper Alternative Global Macro Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 2.59%. For the periods shown in the bar chart, the highest quarterly return was 5.51% in the Q2 2009, and the lowest quarterly return was -2.01% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Since Inception (06/30/2008)
Institutional Class Return Before Taxes	-2.21%	5.10%	5.01%
Institutional Class Return After Taxes on Distributions(1)	-2.71%	3.96%	3.91%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.23%	3.56%	3.51%
Class P Return Before Taxes	-2.30%	4.99%	4.91%
Administrative Class Return Before Taxes	-2.44%	4.84%	4.75%
Class D Return Before Taxes	-2.60%	4.68%	4.60%
Class A Return Before Taxes	-6.27%	3.89%	3.87%
Class C Return Before Taxes	-4.08%	3.96%	3.87%
Class R Return Before Taxes	-2.77%	4.43%	4.35%
3-Month USD LIBOR Index (Resets Quarterly) (reflects no deductions for fees, expenses or taxes)	0.28%	0.46%	0.71%

Lipper Alternative Global Macro Funds Average (reflects no deductions for taxes)	2.22%	6.21%	3.07%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Marc P. Seidner, Mohsen Fahmi and Daniel J. Ivascyn. Each of Messrs. Seidner, Fahmi and Ivascyn is a Managing Director of PIMCO. Mr. Ivascyn is Group Chief Investment Officer, and Mr. Seidner is CIO Non-traditional Strategies. Messrs. Fahmi and Ivascyn

44	PROSPECTUS | PIMCO FUNDS

Prospectus

have jointly managed the Fund since September 2014, and Mr. Seidner has jointly managed the Fund since January 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	45

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class P, Administrative Class and Class D shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by mail to:
PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to pimcoteam@bfdsmidwest.com

Class A, Class B, Class C and Class R

The minimum initial investment for Class A, Class B and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A, Class B and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. Effective November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments as described in "Purchasing Shares – Class B" in the Fund's prospectus. You may purchase or sell (redeem) all or part of your Class A, Class B and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

46	PROSPECTUS | PIMCO FUNDS

Prospectus

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage-Backed Securities Fund
Interest Rate	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x
Call	x	x	x	x	x	x	x
High Yield	x	–	x	x	–	x	–
Market	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x
Liquidity	x	x	x	x	–	x	x
Derivatives	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x
Extension	–	–	–	–	–	–	–
Prepayment	–	–	–	–	–	–	–
Privately Issued Mortgage-Related Securities	–	–	–	–	–	–	–
Foreign (Non-U.S.) Investment	x	x	x	x	–	x	x
Emerging Markets	x	x	x	x	–	x	x
Currency	x	–	x	x	–	x	–
Leveraging	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x
Issuer Non-Diversification	–	–	–	–	–	–	–
Short Sale	x	x	x	x	x	x	x
Convertible Securities	–	–	–	–	–	–	–

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	47

PIMCO Funds

Principal Risk	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund
Interest Rate	x	x	x	x	x	x
Credit	x	x	x	x	x	x
Call	x	x	x	x	x	x
High Yield	x	x	–	x	–	x
Market	x	x	x	x	x	x
Issuer	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x
Equity	–	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x
Extension	x	–	–	–	-	–
Prepayment	x	–	–	–	–	–
Privately Issued Mortgage-Related Securities	x	–	–	–	–	–
Foreign (Non-U.S.) Investment	–	x	–	x	x	x
Emerging Markets	–	x	–	x	x	x
Currency	–	x	–	x	–	x
Leveraging	x	x	x	x	x	x
Management	x	x	x	x	x	x
Issuer Non-Diversification	x	–	–	–	–	–
Short Sale	x	x	x	x	x	x
Convertible Securities	–	x	–	–	x	–

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

48	PROSPECTUS | PIMCO FUNDS

Prospectus

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. An economic downturn, period of rising interest rates or individual corporate developments could adversely affect the market for high yield securities and reduce a Fund's ability to sell these securities at an advantageous time or price. In particular, junk bonds are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in the Fund having to reinvest its proceeds in securities paying a lower interest rate. Also, junk bonds tend to be less marketable (i.e., less liquid) than higher-rated securities because the market for them is not as broad or active, high yield issuances may be smaller than investment grade issuances and less public information is typically available about high yield securities. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.  For instance, terrorism, market manipulation, government defaults, government shutdowns, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," the U.S. is experiencing historically low interest rate levels. However, continued economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the risk that interest rates will rise in the near future. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. As such, the fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	49

PIMCO Funds

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may become harder to value, especially in changing markets. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indices, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in margin requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to

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the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the last few years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Fund's derivative transactions and cause the Fund to lose value.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Extension Risk

The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security later than expected. This may occur, for example, when interest rates rise. Such later-than-expected principal payments decrease the value of the security held by a Fund. In addition, as payments are received later than expected, a Fund may miss the opportunity to reinvest in higher yielding securities.

Prepayment Risk

The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates. Additionally, the yield to maturity on an IO class of a stripped MBS ("SMBS") is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

Privately Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

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Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is

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unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time.  The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Short Sale Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.  The PIMCO Total Return Fund IV plans to limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security. Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

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Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2014, PIMCO had approximately $1.97 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2014, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C	Class R
PIMCO Extended Duration Fund	0.50%	0.60%	0.50%	N/A	0.65%	N/A	N/A	N/A
PIMCO GNMA Fund	0.50%	0.60%	0.50%	0.65%	0.65%	0.65%	0.65%	N/A
PIMCO Investment Grade Corporate Bond Fund	0.50%	0.60%	0.50%	0.65%	0.65%	N/A	0.65%	N/A
PIMCO Long Duration Total Return Fund	0.50%	0.60%	0.50%	N/A (1)	0.65%	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.475%	0.575%	0.475%	N/A (1)	0.575%	0.575%	0.575%	N/A
PIMCO Moderate Duration Fund	0.46%	0.56%	0.46%	N/A	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.50%	0.60%	0.50%	0.65%	0.65%	0.65%	0.65%	N/A
PIMCO Mortgage Opportunities Fund	0.60%	0.70%	0.60%	0.75%	0.75%	N/A	0.75%	0.75%
PIMCO Total Return Fund	0.46%	0.56%	0.46%	0.50%	0.60%	0.60%	0.60%	0.60%
PIMCO Total Return Fund II	0.50%	0.60%	0.50%	N/A	N/A	N/A	N/A	N/A
PIMCO Total Return Fund III	0.50%	0.60%	0.50%	N/A	N/A	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.50%	0.60%	0.50%	0.60%	0.60%	N/A	0.60%	0.60%
PIMCO Unconstrained Bond Fund	0.90%	1.00%	0.90%	1.05%	1.05%	N/A	1.05%	1.05%
[1]

Class D shares of the PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund were not operational during the fiscal year ended March 31, 2014. The management fee for the Class D shares of the PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund is at the following annual rate (stated as a percentage of the average daily net assets attributable to the class's shares taken separately): 0.65% and 0.625%, respectively.

■

Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2014, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees (1) All Classes
PIMCO Extended Duration Fund	0.25%
PIMCO GNMA Fund	0.25%
PIMCO Investment Grade Corporate Bond Fund	0.25%
PIMCO Long Duration Total Return Fund	0.25%
PIMCO Long-Term U.S. Government Fund	0.225%
PIMCO Moderate Duration Fund	0.25%
PIMCO Mortgage-Backed Securities Fund	0.25%
PIMCO Mortgage Opportunities Fund	0.35%
PIMCO Total Return Fund	0.25%
PIMCO Total Return Fund II	0.25%
PIMCO Total Return Fund III	0.25%
PIMCO Total Return Fund IV	0.25%
PIMCO Unconstrained Bond Fund	0.60%

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[1]	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 86.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2013.

■

Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2014, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fee (1)
Fund	Inst Class	Class P	Admin Class	Class D	Class A	Class B	Class C	Class R
PIMCO Extended Duration Fund	0.25%	0.35%	0.25%	N/A	0.40%	N/A	N/A	N/A
PIMCO GNMA Fund	0.25%	0.35%	0.25%	0.40%	0.40%	0.40%	0.40%	N/A
PIMCO Investment Grade Corporate Bond Fund	0.25%	0.35%	0.25%	0.40%	0.40%	N/A	0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.35%	0.25%	N/A (2)	0.40%	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.25%	0.35%	0.25%	N/A (2)	0.35%	0.35%	0.35%	N/A
PIMCO Moderate Duration Fund	0.21%	0.31%	0.21%	N/A	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.35%	0.25%	0.40%	0.40%	0.40%	0.40%	N/A
PIMCO Mortgage Opportunities Fund	0.25%	0.35%	0.25%	0.40%	0.40%	N/A	0.40%	0.40%
PIMCO Total Return Fund	0.21%	0.31%	0.21%	0.25%	0.35%	0.35%	0.35%	0.35%
PIMCO Total Return Fund II	0.25%	0.35%	0.25%	N/A	N/A	N/A	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.35%	0.25%	N/A	N/A	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.35%	0.25%	0.35%	0.35%	N/A	0.35%	0.35%
PIMCO Unconstrained Bond Fund	0.30%	0.40%	0.30%	0.45%	0.45%	N/A	0.45%	0.45%
[1]	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 86.
[2]

Class D shares of the PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund were not operational during the fiscal year ended March 31, 2014. The supervisory and administrative fee for the Class D shares of the PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund is at the following annual rate (stated as a percentage of the average daily net assets attributable to the class's shares taken separately): 0.40% and 0.40%, respectively.

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Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Unconstrained Bond	Mohsen Fahmi	9/14

Managing Director, PIMCO. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has 30 years of investment experience and holds an MBA from Stanford University.

PIMCO Unconstrained Bond	Daniel J. Ivascyn	9/14

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments.

PIMCO Investment Grade Corporate Bond PIMCO Total Return PIMCO Total Return II PIMCO Total Return III PIMCO Total Return IV	Mark Kiesel	11/02 9/14 9/14 9/14 9/14

CIO Global Credit and Managing Director, PIMCO. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Moderate Duration	Sudi Mariappa	9/14

Managing Director, PIMCO. Mr. Mariappa rejoined PIMCO in 2014 from GLG, a London-based hedge fund, where he was a managing director, developing and managing fixed income funds. Previously at PIMCO, Mr. Mariappa was a Managing Director and head of global portfolio management. He also served as senior advisor to PIMCO's portfolio management group from 2009 – 2011. Prior to joining PIMCO in 2000, he was a managing director for Merrill Lynch in Tokyo, overseeing Japanese government bond and swap derivative trading. He has 27 years of investment experience and holds an MBA, as well as a bachelor's degree in chemical engineering, from Cornell University.

PIMCO Moderate Duration PIMCO Total Return PIMCO Total Return II PIMCO Total Return III PIMCO Total Return IV	Scott A. Mather	9/14	CIO U.S. Core Strategies and Managing Director, PIMCO. Previously he was head of global portfolio management. He joined PIMCO in 1998.
PIMCO Unconstrained Bond	Saumil Parikh	9/14

Managing Director, PIMCO. Mr. Parikh joined PIMCO in 2000, and is a generalist portfolio manager. He is head of macroeconomic research for North America and also serves as a member of the short-term mortgage and global specialist portfolio management teams. Prior to joining PIMCO, he was a financial economist and market strategist at UBS Warburg.

PIMCO Total Return PIMCO Total Return II PIMCO Total Return III PIMCO Total Return IV	Mihir Worah	9/14

CIO Real Return and Asset Allocation and Managing Director, PIMCO. Mr. Worah is a portfolio manager and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored "Intelligent Commodity Indexing," published by McGraw-Hill. He has 12 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

PIMCO Extended Duration PIMCO Long-Term U.S. Government PIMCO Long Duration Total Return	Stephen Rodosky	7/07	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
PIMCO GNMA PIMCO Mortgage-Backed Securities	Michael Cudzil	1/13	Executive Vice President, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.
PIMCO GNMA PIMCO Mortgage-Backed Securities PIMCO Mortgage Opportunities	Daniel Hyman	7/12 7/12 10/12*

Executive Vice President, PIMCO. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit Suisse where he traded Agency pass-throughs.

PIMCO Mortgage Opportunities	Joshua Anderson	10/12*

Managing Director, PIMCO. Mr. Anderson is a portfolio manager focusing on global structured credit investments. Prior to joining PIMCO in 2003, he was an analyst at Merrill Lynch covering both the residential ABS and collateralized debt obligation sectors and was ranked as one of the top analysts by Institutional investor magazine. He was previously a portfolio manager at Merrill Lynch Investment Managers.

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PIMCO Mortgage Opportunities	Alfred T. Murata	10/12*

Managing Director, PIMCO. Mr. Murata is a portfolio manager focusing on mortgage- and asset-backed securities. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest-rate derivatives at Nikko Financial Technologies.

*	Inception of the Fund.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 55060, Boston, MA 02205-5060 and should not be mailed to the Distributor.

Legal Proceedings

On December 31, 2014, a lawsuit was filed in the United States District Court for the Western District of Washington by Robert Kenny, a purported investor in the PIMCO Total Return Fund, against PIMCO and the Distributor (collectively, the "PIMCO 36(b) Parties"). The complaint purports to be brought derivatively on behalf of the PIMCO Total Return Fund, and alleges that the PIMCO 36(b) Parties violated Section 36(b) of the Investment Company Act of 1940 by receiving excessive compensation from the PIMCO Total Return Fund. The plaintiff seeks injunctive and declaratory relief; rescission of the investment advisory, supervisory and administrative and distribution agreements; recovery of fees paid to the PIMCO 36(b) Parties by the PIMCO Total Return Fund for the period beginning one year prior to the filing of the complaint through trial; and reduced fees going forward.

On January 28, 2015, a lawsuit was filed in the United States District Court for the Central District of California by William Hampton, a purported investor in the PIMCO Total Return Fund, against PIMCO, the Distributor and the PIMCO Total Return Fund (collectively, the "PIMCO Class Action Parties"). The complaint purports to be brought by Mr. Hampton on behalf of himself and all other similarly situated investors in all classes of the PIMCO Total Return Fund, and alleges that the PIMCO Class Action Parties violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder due to alleged misrepresentations in connection with the management of the PIMCO Total Return Fund. The plaintiff seeks compensatory damages; pre-judgment and post-judgment interest; and extraordinary, equitable and/or injunctive relief as permitted by law.

The PIMCO 36(b) Parties and the PIMCO Class Action Parties (collectively, the "PIMCO Parties") believe the claims are without merit and intend to vigorously defend the actions. In addition, the PIMCO Parties believe that the matters, individually and collectively, are unlikely to have a material adverse effect on the PIMCO Total Return Fund or on PIMCO's or the Distributor's ability to perform their respective investment advisory, administrative or distribution services relating to the PIMCO Total Return Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation developments in connection with these matters, the foregoing disclosure will be updated only if those developments are material.

58	PROSPECTUS | PIMCO FUNDS

Prospectus

Classes of Shares

Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shares of the Funds are offered in this prospectus. Subject to the qualifications described below under "Purchasing Shares — Class B," effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Only certain investors may purchase Institutional Class, Class P, Administrative Class, Class D and Class R shares.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge by visiting pimco.com/investments or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00% *	0.00%*
*

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the Money Market series of the Trust) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the Statement of Additional Information.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

*

For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses an intent to invest not less than $50,000 (or $100,000 for certain funds) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase

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to a single purchase of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13 month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

In making computations concerning the amount purchased for purposes of a Letter of Intent, purchases of Class C shares of Eligible Funds will be included, but market appreciation in the value of the shareholder's Class A and Class C shares of Eligible Funds will not be included.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; and persons investing through certain "wrap accounts." Please see the Statement of Additional Information for details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records . In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The Statement of Additional Information provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the Statement of Additional Information free of charge from PIMCO by written request, by visiting pimco.com/investments or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class B or Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50%
Second	2.75%
Third	2.00%
Fourth	1.25%
Fifth	0.50%
Sixth and thereafter	0.00% *
*	After the fifth year, Class B shares convert into Class A shares.

Class C Shares *
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%
*	Except shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds that were not acquired by exchanging Class C shares of another Fund.

60	PROSPECTUS | PIMCO FUNDS

Prospectus

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the Statement of Additional Information.

No Sales Charges — Institutional Class, Class P, Administrative Class and Class D Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, Class P, Administrative Class or Class D shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, Class P, Administrative Class or Class D shares. You can also call 888.87.PIMCO.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with

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broker-dealers or other financial firms may purchase Institutional Class, Class P or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other financial firms. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Class D shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the Funds in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. Class D shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders, and a shareholder may obtain information about accounts only through the financial firm. In certain circumstances, the financial firm may arrange to have shares registered in a shareholder's name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your financial firm). In such circumstances, a shareholder may contact the Funds at 888.87.PIMCO for information about the account.

Distribution and Servicing (12b-1) Plans

Class A, Class B, Class C and Class R shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

Class A Shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class B	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class C	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Administrative Class and Class D Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for each of the Administrative Class and Class D shares of the Funds. The Distribution and Servicing Plans permit the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class and Class D shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class and Class D assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class and Class D shares.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class & Class D	Distribution and/or Servicing Fee
All Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for

62	PROSPECTUS | PIMCO FUNDS

Prospectus

shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the Statement of Additional Information for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the Statement of Additional Information for more details.

The Distributor or PIMCO (for purposes of this subsection only, collectively, the "Distributor") may from time to time make payments and provide other incentives to selected financial firms as compensation for services such as providing the Funds with "shelf space" or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting the Distributor access to the firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Funds, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with the Distributor.

The payments described above are made at the Distributor's expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year's gross sales of Class A, Class B, Class C and Class D shares of series of the Trust and PIMCO Equity Series by that financial firm and (b) 0.03% of the assets attributable to that financial firm invested in Class A, Class B, Class C and Class D shares of series of the Trust and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formula, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

In addition to the foregoing payments, the Distributor or its employees and representatives may make payments or reimburse financial firms for sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provide financial firms or their personnel with occasional tickets to events or other entertainment, meals, and small gifts ("other non-cash compensation"), make charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") and make financial contributions pertaining to sales incentives and contests, each to the extent permitted by applicable law, rules and regulations.

In addition, wholesaler representatives of the Distributor visit financial firms on a regular basis to market and educate financial advisors and other personnel about the Funds. These payments, reimbursements and activities may provide additional access to financial advisors at these financial firms, which may increase purchases and/or reduce redemptions of Fund shares.

The Distributor also may pay financial firms for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for the Distributor's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and may execute brokerage transactions on behalf of the Funds with such financial firms. These financial firms may, in the ordinary course of their business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by the Distributor.

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If investment advisers, distributors or affiliates of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge by written request to the Funds at P.O. Box 55060, Boston, MA 02205-5060, visiting pimco.com/investments or by calling 888.87.PIMCO. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs

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A link from your PIMCO Fund account to your bank account

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Special arrangements for tax-qualified retirement plans

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Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A, Class B and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' Statement of Additional Information for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, you must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust. If you do not list a financial advisor and his/her brokerage firm on the Account Application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

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Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class B

Effective November 1, 2009 (the "Closing Date"), Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined above in

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"Contingent Deferred Sales Charges — Class B and Class C Shares." Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds' current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds. Effective on and after the Closing Date, Class B shareholders who have direct accounts with the Funds that involve recurring investments in Class B shares, including through automated investment plans such as the PIMCO Funds Automatic Investment Plan, will have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including distribution and service (12b-1) fees, CDSC schedule and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 888.87.PIMCO, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight courier to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the Statement of Additional Information free of charge from the Funds by written request to the address above, visiting pimco.com/investments or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, Class P and Administrative Class

Eligible investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, Class P, Administrative Class and Class D Shares" above.

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 Investment Minimums — Institutional Class, Class P and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, Class P and Administrative Class shares.

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Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com/investments or by calling 888.87.PIMCO. Class P shares are only available through financial firms. See "No Sales Charges — Institutional Class, Class P, Administrative Class and Class D Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
    PIMCO Funds
    c/o BFDS Midwest
    330 W. 9th Street
    Kansas City, MO 64105

E-mail: pimcoteam@bfdsmidwest.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at pimcoteam@bfdsmidwest.com (if an investor elected this option at account opening). In order to receive the current day's NAV, order instructions must be received in good order prior to market close. Instructions must include the name and signature of an

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appropriate person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Wires received without order instructions will result in a processing delay or a return of wire. Failure to send the accompanying wire on the same day may result in the cancellation of the order.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional Class P shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Class D

Eligible investors may purchase Class D shares of the Funds at NAV without a sales charge. See "No Sales Charges — Institutional Class, Class P, Administrative Class and Class D Shares" above.

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Investment Minimums — Class D Shares. The following investment minimums apply for purchases of Class D shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A, Class B and Class C

You can redeem (sell) Class A, Class B or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A, Class B and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.
The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class and Administrative Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
    PIMCO Funds
    c/o BFDS Midwest
    330 W. 9th Street
    Kansas City, MO 64105

E-mail: pimcoteam@bfdsmidwest.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto
pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — Class P

An investor may redeem (sell) Class P shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling shares.  Please contact the financial firm for details.

Redeeming Shares — Class D

An investor may redeem (sell) Class D shares through the investor's financial firm. An investor does not pay any fees or other charges to the Trust when selling shares, although the financial service firm may charge for its services in processing a redemption request. An investor should contact the firm for details. If an investor is the registered owner of Class D shares, the investor may contact the Fund at 888.87.PIMCO for information regarding how to redeem shares directly with the Trust.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the New York Stock Exchange ("NYSE") is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class B, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class B, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact PIMCO Funds for additional details regarding the Funds' signature validation requirements.

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Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A, Class B, Class C, Class R and Class D. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account after giving the investor 60 days to increase the account balance. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor's holdings in the Trust and PIMCO Equity Series accounts exceeds $50,000.

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Institutional Class, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 60 days to bring the value of its account up to at least $100,000.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A, Class B and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares. You may exchange or obtain additional information about exchanging Class D shares by contacting your financial firm.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the Statement of Additional Information.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class B, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class, Class P, Administrative Class and Class D shares with the Trust, you may exchange shares by following the redemption procedures for those classes above.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class B, Class C and Class R shares.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Funds by written request to the address above, by visiting pimco.com/investments or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"), on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such

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time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day. A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since the Funds may invest in non-U.S. securities, the Funds may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's portfolio, increase transaction costs and taxes, and harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

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Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies, a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) securities that do not trade when the NYSE is open are also valued at fair value. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S) securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a loan pricing service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the

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market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. As a result, to the extent that a Fund holds foreign (non-U.S.) securities, the NAV of the Fund's shares may change at times when you cannot purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Generally, you begin earning dividends on Fund shares the day after the Fund receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Notwithstanding the foregoing, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends on the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class B, Class C, Class D, or Class R shareholder may choose from the following distribution options:

■

Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales

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charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

■

Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

■

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

■

Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be designated as qualified dividends. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends taxable (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

■

Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

■

Returns of Capital. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

■

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts

■

Important Tax Reporting Considerations . For shares of the Funds redeemed after January 1, 2012, your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with

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respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Any foreign shareholder would (with certain exceptions) generally be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, effective July 1, 2014, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends, and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques described herein that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. A new Fund or a Fund with fewer assets under management may be more significantly affected by shareholder purchases and redemptions than a Fund with relatively greater assets under management. As compared to a larger Fund, a new or smaller Fund is more likely to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or invest a comparatively large amount of cash to facilitate shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it

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otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting investments for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of a Fund's assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

■

corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

■

mortgage-backed and other asset-backed securities;

■

inflation-indexed bonds issued both by governments and corporations;

■

structured notes, including hybrid or "indexed" securities and event-linked bonds;

■

bank capital and trust preferred securities;

■

loan participations and assignments;

■

delayed funding loans and revolving credit facilities;

■

bank certificates of deposit, fixed time deposits and bankers' acceptances;

■

repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

■

debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

■

obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

■

obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of thirty years would be expected to fall approximately 30% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These

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securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds (except the PIMCO Total Return IV Fund) may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than

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expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund (except the PIMCO Total Return IV and PIMCO Mortgage Opportunities Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities. The PIMCO Mortgage Opportunities Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset backed IO, PO or inverse floater securities.

Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.

Each Fund (except the PIMCO Total Return IV Fund) may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage- related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's net asset value, yield and total return.

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Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Cash Equivalent Securities

The Funds may invest in cash equivalent securities. Cash equivalent securities are defined as investment grade securities with a duration of approximately one year or less.

High Yield Securities

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Mortgage Opportunities Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. The PIMCO Mortgage Opportunities Fund many invest up to 10% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities. Additionally, each Fund (except the PIMCO Total Return IV Fund) may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities. The PIMCO Total Return Fund and the PIMCO Total Return Fund IV may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

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Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO Long-Term U.S. Government and PIMCO Total Return II Funds) may invest in securities and instruments that are economically tied to foreign (non- U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential

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for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The PIMCO Total Return Fund IV may not engage in options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

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There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities. The PIMCO Total Return Fund IV will limit investments in repurchase agreements to 50% of the total assets of the Fund.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund (except the PIMCO Total Return IV Fund) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. The PIMCO Total Return Fund IV may enter into dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund (except the PIMCO Total Return Fund IV) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. The PIMCO Total Return Fund IV may not borrow in excess of 10% of the value of its respective total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments. The PIMCO Total Return Fund IV will seek to limit exposure to interest rate swaps to 10% of its total assets and will limit exposure to credit default swaps to 5% of its total assets. The PIMCO Total Return Fund IV will not invest in options. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate

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or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified

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term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to a risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could realize a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date. The PIMCO Total Return Fund IV will segregate or "earmark" cash equivalent securities to cover obligations associated with forward commitments, including to be announced mortgage-backed securities.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds and business development companies, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale (other than a "short sale against the box") must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund (except the PIMCO Total Return Fund IV) may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities

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may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund (except the PIMCO Total Return Fund IV) may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objectives of the PIMCO Extended Duration, PIMCO Long Duration Total Return, PIMCO Total Return IV and PIMCO Unconstrained Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO GNMA, PIMCO Investment Grade Corporate Bond, PIMCO Long-Term U.S. Government Bond, PIMCO Mortgage-Backed Securities and PIMCO Unconstrained Bond Funds has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Class D shares of the PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund had not commenced operations during the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com/investments. Note: All footnotes to the financial highlights table appear at the end of the tables.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**
PIMCO Extended Duration Fund
Institutional Class
03/31/2014	$7.82	$0.22	$(0.79)	$(0.57)	$(0.22)	$(0.27)	$0.0 0		$(0.49)	$6.76	(6.84)%	$249,671	0.51%	0.51%	0.50%	0.50%	3.22%	89%
03/31/2013	9.59	0.27	0.87	1.14	(0.26)	(2.65)	0.00		(2.91)	7.82	10.35	251,318	0.54	0.54	0.50	0.50	2.69	113
03/31/2012	7.49	0.32	2.96	3.28	(0.31)	(0.87)	0.00		(1.18)	9.59	43.47	305,425	0.50	0.50	0.50	0.50	3.41	355
03/31/2011	7.39	0.33	0.39	0.72	(0.32)	(0.30)	0.00		(0.62)	7.49	9.48	381,563	0.51	0.51	0.50	0.50	3.94	412
03/31/2010	12.56	0.42	(2.38)	(1.96)	(0.44)	(2.77)	0.00		(3.21)	7.39	(16.80)	324,253	0.50	0.50	0.50	0.50	4.42	615
Class P
03/31/2014	7.82	0.21	(0.79)	(0.58)	(0.21)	(0.27)	0.00		(0.48)	6.76	(6.93)	27,454	0.61	0.61	0.60	0.60	3.12	89
03/31/2013	9.59	0.27	0.86	1.13	(0.25)	(2.65)	0.00		(2.90)	7.82	10.24	16,320	0.64	0.64	0.60	0.60	2.55	113
03/31/2012	7.49	0.30	2.97	3.27	(0.30)	(0.87)	0.00		(1.17)	9.59	43.33	73,634	0.60	0.60	0.60	0.60	3.12	355
03/31/2011	7.39	0.32	0.39	0.71	(0.31)	(0.30)	0.00		(0.61)	7.49	9.37	1,016	0.61	0.61	0.60	0.60	3.82	412
03/31/2010	12.56	0.41	(2.38)	(1.97)	(0.43)	(2.77)	0.00		(3.20)	7.39	(16.87)	881	0.60	0.60	0.60	0.60	4.29	615
PIMCO GNMA Fund
Institutional Class
03/31/2014	$11.54	$0.18	$(0.23)	$(0.05)	$(0.35)	$(0.02)	$(0.00	)^	$(0.37)	$11.12	(0.45)%	$302,964	0.50%	0.50%	0.50%	0.50%	1.59%	1,212%
03/31/2013	11.75	0.13	0.17	0.30	(0.33)	(0.18)	0.00		(0.51)	11.54	2.59	486,148	0.51	0.51	0.50	0.50	1.14	1,502
03/31/2012	11.42	0.21	0.72	0.93	(0.26)	(0.34)	0.00		(0.60)	11.75	8.27	660,966	0.50	0.50	0.50	0.50	1.77	2,397
03/31/2011	11.62	0.26	0.42	0.68	(0.27)	(0.61)	0.00		(0.88)	11.42	5.88	391,519	0.51	0.51	0.50	0.50	2.21	1,990
03/31/2010	11.33	0.35	0.66	1.01	(0.40)	(0.32)	0.00		(0.72)	11.62	9.02	436,282	0.50	0.50	0.50	0.50	2.99	1,747
Class P
03/31/2014	11.54	0.16	(0.22)	(0.06)	(0.34)	(0.02)	(0.00	)^	(0.36)	11.12	(0.55)	53,095	0.60	0.60	0.60	0.60	1.47	1,212
03/31/2013	11.75	0.12	0.17	0.29	(0.32)	(0.18)	0.00		(0.50)	11.54	2.49	110,566	0.61	0.61	0.60	0.60	1.05	1,502
03/31/2012	11.42	0.20	0.72	0.92	(0.25)	(0.34)	0.00		(0.59)	11.75	8.16	114,939	0.60	0.60	0.60	0.60	1.66	2,397
03/31/2011	11.62	0.25	0.42	0.67	(0.26)	(0.61)	0.00		(0.87)	11.42	5.78	62,198	0.61	0.61	0.60	0.60	2.14	1,990
03/31/2010	11.33	0.32	0.67	0.99	(0.38)	(0.32)	0.00		(0.70)	11.62	8.92	39,309	0.60	0.60	0.60	0.60	2.74	1,747
Class D
03/31/2014	11.54	0.13	(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)	11.12	(0.85)	121,340	0.90	0.90	0.90	0.90	1.17	1,212
03/31/2013	11.75	0.09	0.16	0.25	(0.28)	(0.18)	0.00		(0.46)	11.54	2.18	219,259	0.91	0.91	0.90	0.90	0.74	1,502
03/31/2012	11.42	0.16	0.72	0.88	(0.21)	(0.34)	0.00		(0.55)	11.75	7.84	295,028	0.90	0.90	0.90	0.90	1.38	2,397
03/31/2011	11.62	0.22	0.41	0.63	(0.22)	(0.61)	0.00		(0.83)	11.42	5.46	147,172	0.91	0.91	0.90	0.90	1.82	1,990
03/31/2010	11.33	0.30	0.66	0.96	(0.35)	(0.32)	0.00		(0.67)	11.62	8.59	132,564	0.90	0.90	0.90	0.90	2.60	1,747
Class A
03/31/2014	11.54	0.13	(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)	11.12	(0.85)	334,991	0.90	0.90	0.90	0.90	1.20	1,212
03/31/2013	11.75	0.09	0.16	0.25	(0.28)	(0.18)	0.00		(0.46)	11.54	2.18	583,927	0.91	0.91	0.90	0.90	0.75	1,502
03/31/2012	11.42	0.16	0.72	0.88	(0.21)	(0.34)	0.00		(0.55)	11.75	7.84	706,763	0.90	0.90	0.90	0.90	1.39	2,397
03/31/2011	11.62	0.21	0.42	0.63	(0.22)	(0.61)	0.00		(0.83)	11.42	5.46	474,744	0.91	0.91	0.90	0.90	1.82	1,990
03/31/2010	11.33	0.30	0.66	0.96	(0.35)	(0.32)	0.00		(0.67)	11.62	8.59	455,544	0.90	0.90	0.90	0.90	2.58	1,747

Please see footnotes on last page of financial highlights.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	87

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**
Class B
03/31/2014	11.54	0.04		(0.22)	(0.18)	(0.22)	(0.02)	(0.00)^	(0.24)	11.12	(1.59)	2,966	1.65	1.65	1.65	1.65	0.38	1,212
03/31/2013	11.75	0.00	^	0.16	0.16	(0.19)	(0.18)	0.00	(0.37)	11.54	1.42	7,790	1.66	1.66	1.65	1.65	0.02	1,502
03/31/2012	11.42	0.08		0.71	0.79	(0.12)	(0.34)	0.00	(0.46)	11.75	7.03	10,998	1.65	1.65	1.65	1.65	0.71	2,397
03/31/2011	11.62	0.12		0.42	0.54	(0.13)	(0.61)	0.00	(0.74)	11.42	4.68	16,908	1.66	1.66	1.65	1.65	1.03	1,990
03/31/2010	11.33	0.22		0.65	0.87	(0.26)	(0.32)	0.00	(0.58)	11.62	7.78	35,303	1.65	1.65	1.65	1.65	1.86	1,747
Class C
03/31/2014	11.54	0.05		(0.23)	(0.18)	(0.22)	(0.02)	(0.00)^	(0.24)	11.12	(1.58)	137,233	1.65	1.65	1.65	1.65	0.42	1,212
03/31/2013	11.75	0.00	^	0.16	0.16	(0.19)	(0.18)	0.00	(0.37)	11.54	1.42	275,788	1.66	1.66	1.65	1.65	0.01	1,502
03/31/2012	11.42	0.08		0.72	0.80	(0.13)	(0.34)	0.00	(0.47)	11.75	7.03	289,101	1.65	1.65	1.65	1.65	0.66	2,397
03/31/2011	11.62	0.13		0.41	0.54	(0.13)	(0.61)	0.00	(0.74)	11.42	4.68	225,520	1.66	1.66	1.65	1.65	1.06	1,990
03/31/2010	11.33	0.21		0.66	0.87	(0.26)	(0.32)	0.00	(0.58)	11.62	7.78	246,550	1.65	1.65	1.65	1.65	1.80	1,747
PIMCO Investment Grade Corporate Bond Fund
Institutional Class
03/31/2014	$11.14	$0.38		$(0.38)	$0.00	$(0.29)	$(0.30)	$(0.09)	$(0.68)	$10.46	0.15%	$2,744,578	0.50%	0.50%	0.50%	0.50%	3.52%	88%
03/31/2013	10.60	0.40		0.89	1.29	(0.52)	(0.23)	0.00	(0.75)	11.14	12.39	6,378,075	0.50	0.50	0.50	0.50	3.64	165
03/31/2012	10.57	0.46		0.39	0.85	(0.52)	(0.30)	0.00	(0.82)	10.60	8.29	4,404,375	0.50	0.50	0.50	0.50	4.31	124
03/31/2011	11.18	0.56		0.51	1.07	(0.60)	(1.08)	0.00	(1.68)	10.57	10.04	4,132,194	0.50	0.50	0.50	0.50	4.98	325
03/31/2010	9.66	0.61		1.90	2.51	(0.65)	(0.34)	0.00	(0.99)	11.18	26.70	4,687,510	0.50	0.50	0.50	0.50	5.65	248
Class P
03/31/2014	11.14	0.37		(0.38)	(0.01)	(0.28)	(0.30)	(0.09)	(0.67)	10.46	0.05	283,484	0.61	0.61	0.60	0.60	3.42	88
03/31/2013	10.60	0.39		0.89	1.28	(0.51)	(0.23)	0.00	(0.74)	11.14	12.28	554,328	0.60	0.60	0.60	0.60	3.54	165
03/31/2012	10.57	0.43		0.41	0.84	(0.51)	(0.30)	0.00	(0.81)	10.60	8.19	392,153	0.60	0.60	0.60	0.60	4.09	124
03/31/2011	11.18	0.54		0.52	1.06	(0.59)	(1.08)	0.00	(1.67)	10.57	9.93	147,668	0.60	0.60	0.60	0.60	4.86	325
03/31/2010	9.66	0.61		1.89	2.50	(0.64)	(0.34)	0.00	(0.98)	11.18	26.58	137,987	0.60	0.60	0.60	0.60	5.52	248
Administrative Class
03/31/2014	11.14	0.35		(0.37)	(0.02)	(0.27)	(0.30)	(0.09)	(0.66)	10.46	(0.10)	139,977	0.76	0.76	0.75	0.75	3.27	88
03/31/2013	10.60	0.38		0.88	1.26	(0.49)	(0.23)	0.00	(0.72)	11.14	12.11	238,471	0.75	0.75	0.75	0.75	3.39	165
03/31/2012	10.57	0.40		0.42	0.82	(0.49)	(0.30)	0.00	(0.79)	10.60	8.03	172,288	0.75	0.75	0.75	0.75	3.83	124
03/31/2011	11.18	0.53		0.51	1.04	(0.57)	(1.08)	0.00	(1.65)	10.57	9.76	45,160	0.75	0.75	0.75	0.75	4.76	325
03/31/2010	9.66	0.59		1.89	2.48	(0.62)	(0.34)	0.00	(0.96)	11.18	26.39	55,024	0.75	0.75	0.75	0.75	5.38	248
Class D
03/31/2014	11.14	0.33		(0.37)	(0.04)	(0.25)	(0.30)	(0.09)	(0.64)	10.46	(0.25)	471,329	0.91	0.91	0.90	0.90	3.12	88
03/31/2013	10.60	0.36		0.89	1.25	(0.48)	(0.23)	0.00	(0.71)	11.14	11.95	980,086	0.90	0.90	0.90	0.90	3.24	165
03/31/2012	10.57	0.41		0.40	0.81	(0.48)	(0.30)	0.00	(0.78)	10.60	7.86	573,259	0.90	0.90	0.90	0.90	3.86	124
03/31/2011	11.18	0.51		0.52	1.03	(0.56)	(1.08)	0.00	(1.64)	10.57	9.60	336,201	0.90	0.90	0.90	0.90	4.54	325
03/31/2010	9.66	0.57		1.90	2.47	(0.61)	(0.34)	0.00	(0.95)	11.18	26.21	306,182	0.90	0.90	0.90	0.90	5.24	248
Class A
03/31/2014	11.14	0.33		(0.37)	(0.04)	(0.25)	(0.30)	(0.09)	(0.64)	10.46	(0.25)	1,094,356	0.91	0.91	0.90	0.90	3.12	88
03/31/2013	10.60	0.36		0.89	1.25	(0.48)	(0.23)	0.00	(0.71)	11.14	11.94	1,768,357	0.90	0.90	0.90	0.90	3.24	165
03/31/2012	10.57	0.41		0.40	0.81	(0.48)	(0.30)	0.00	(0.78)	10.60	7.86	1,236,863	0.90	0.90	0.90	0.90	3.85	124
03/31/2011	11.18	0.51		0.52	1.03	(0.56)	(1.08)	0.00	(1.64)	10.57	9.60	727,685	0.90	0.90	0.90	0.90	4.55	325
03/31/2010	9.66	0.57		1.90	2.47	(0.61)	(0.34)	0.00	(0.95)	11.18	26.21	621,321	0.90	0.90	0.90	0.90	5.24	248
Class C
03/31/2014	11.14	0.25		(0.37)	(0.12)	(0.17)	(0.30)	(0.09)	(0.56)	10.46	(0.99)	607,225	1.66	1.66	1.65	1.65	2.37	88
03/31/2013	10.60	0.28		0.89	1.17	(0.40)	(0.23)	0.00	(0.63)	11.14	11.12	1,003,538	1.65	1.65	1.65	1.65	2.49	165
03/31/2012	10.57	0.33		0.40	0.73	(0.40)	(0.30)	0.00	(0.70)	10.60	7.06	660,637	1.65	1.65	1.65	1.65	3.11	124
03/31/2011	11.18	0.42		0.52	0.94	(0.47)	(1.08)	0.00	(1.55)	10.57	8.79	438,435	1.65	1.65	1.65	1.65	3.80	325
03/31/2010	9.66	0.49		1.90	2.39	(0.53)	(0.34)	0.00	(0.87)	11.18	25.27	350,334	1.65	1.65	1.65	1.65	4.47	248
PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2014	$11.83	$0.45		$(0.64)	$(0.19)	$(0.44)	$(0.13)	$0.00	$(0.57)	$11.07	(1.46)%	$4,704,179	0.51%	0.51%	0.50%	0.50%	4.12%	70%
03/31/2013	11.54	0.47		0.72	1.19	(0.44)	(0.46)	0.00	(0.90)	11.83	10.36	6,669,123	0.53	0.53	0.50	0.50	3.86	81
03/31/2012	10.75	0.50		1.29	1.79	(0.49)	(0.51)	0.00	(1.00)	11.54	16.91	5,815,733	0.50	0.50	0.50	0.50	4.33	219
03/31/2011	10.72	0.53		0.46	0.99	(0.59)	(0.37)	0.00	(0.96)	10.75	9.31	5,130,906	0.51	0.51	0.50	0.50	4.71	240
03/31/2010	10.14	0.54		0.95	1.49	(0.57)	(0.34)	0.00	(0.91)	10.72	14.91	3,976,419	0.51	0.51	0.50	0.50	5.02	364
Class P
03/31/2014	11.83	0.44		(0.64)	(0.20)	(0.43)	(0.13)	0.00	(0.56)	11.07	(1.56)	12,376	0.61	0.61	0.60	0.60	4.02	70
03/31/2013	11.54	0.46		0.72	1.18	(0.43)	(0.46)	0.00	(0.89)	11.83	10.25	21,240	0.63	0.63	0.60	0.60	3.75	81
03/31/2012	10.75	0.49		1.29	1.78	(0.48)	(0.51)	0.00	(0.99)	11.54	16.79	12,896	0.60	0.60	0.60	0.60	4.20	219
03/31/2011	10.72	0.51		0.47	0.98	(0.58)	(0.37)	0.00	(0.95)	10.75	9.21	6,894	0.61	0.61	0.60	0.60	4.58	240
03/31/2010	10.14	0.53		0.95	1.48	(0.56)	(0.34)	0.00	(0.90)	10.72	14.83	2,493	0.61	0.61	0.60	0.60	4.89	364

Please see footnotes on last page of financial highlights.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	89

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**
PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2014	$10.78	$0.29	$(0.81)	$(0.52)	$(0.29)	$(0.18)	$0.00	$(0.47)	$9.79	(4.67)%	$523,326	0.485%		0.485%		0.475%		0.475%		2.89%		100%
03/31/2013	10.89	0.30	0.65	0.95	(0.29)	(0.77)	0.00	(1.06)	10.78	8.49	1,546,068	0.505		0.505		0.475		0.475		2.63		143
03/31/2012	10.39	0.36	1.97	2.33	(0.36)	(1.47)	0.00	(1.83)	10.89	22.39	812,883	0.485		0.485		0.475		0.475		3.14		426
03/31/2011	10.79	0.43	0.56	0.99	(0.46)	(0.93)	0.00	(1.39)	10.39	9.13	443,715	0.485		0.485		0.475		0.475		3.78		363
03/31/2010	11.58	0.46	(0.24)	0.22	(0.50)	(0.51)	0.00	(1.01)	10.79	1.92	1,175,131	0.495		0.495		0.475		0.475		4.09		415
Class P
03/31/2014	10.78	0.29	(0.82)	(0.53)	(0.28)	(0.18)	0.00	(0.46)	9.79	(4.77)	73,906	0.585		0.585		0.575		0.575		3.00		100
03/31/2013	10.89	0.30	0.64	0.94	(0.28)	(0.77)	0.00	(1.05)	10.78	8.38	40,134	0.605		0.605		0.575		0.575		2.52		143
03/31/2012	10.39	0.35	1.97	2.32	(0.35)	(1.47)	0.00	(1.82)	10.89	22.27	403,440	0.585		0.585		0.575		0.575		3.03		426
03/31/2011	10.79	0.41	0.57	0.98	(0.45)	(0.93)	0.00	(1.38)	10.39	9.03	57,226	0.585		0.585		0.575		0.575		3.61		363
03/31/2010	11.58	0.44	(0.23)	0.21	(0.49)	(0.51)	0.00	(1.00)	10.79	1.79	10,934	0.595		0.595		0.575		0.575		3.97		415
Administrative Class
03/31/2014	10.78	0.27	(0.82)	(0.55)	(0.26)	(0.18)	0.00	(0.44)	9.79	(4.91)	51,473	0.735		0.735		0.725		0.725		2.74		100
03/31/2013	10.89	0.28	0.64	0.92	(0.26)	(0.77)	0.00	(1.03)	10.78	8.26	66,872	0.755		0.755		0.725		0.725		2.39		143
03/31/2012	10.39	0.33	1.97	2.30	(0.33)	(1.47)	0.00	(1.80)	10.89	22.09	70,022	0.735		0.735		0.725		0.725		2.87		426
03/31/2011	10.79	0.40	0.56	0.96	(0.43)	(0.93)	0.00	(1.36)	10.39	8.86	73,068	0.735		0.735		0.725		0.725		3.46		363
03/31/2010	11.58	0.44	(0.25)	0.19	(0.47)	(0.51)	0.00	(0.98)	10.79	1.64	92,333	0.745		0.745		0.725		0.725		3.91		415
Class A
03/31/2014	10.78	0.26	(0.82)	(0.56)	(0.25)	(0.18)	0.00	(0.43)	9.79	(5.01)	175,700	0.835		0.835		0.825		0.825		2.63		100
03/31/2013	10.89	0.26	0.65	0.91	(0.25)	(0.77)	0.00	(1.02)	10.78	8.11	208,077	0.855		0.855		0.825		0.825		2.26		143
03/31/2012	10.39	0.32	1.97	2.29	(0.32)	(1.47)	0.00	(1.79)	10.89	21.96	228,297	0.835	(b)	0.835	(b)	0.825	(b)	0.825	(b)	2.76		426
03/31/2011	10.79	0.38	0.56	0.94	(0.41)	(0.93)	0.00	(1.34)	10.39	8.70	192,776	0.885		0.885		0.875		0.875		3.33		363
03/31/2010	11.58	0.42	(0.25)	0.17	(0.45)	(0.51)	0.00	(0.96)	10.79	1.49	176,403	0.895		0.895		0.875		0.875		3.73		415
Class B
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)	9.79	(5.71)	557	1.585		1.585		1.575		1.575		1.77		100
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)	10.78	7.31	2,559	1.605		1.605		1.575		1.575		1.52		143
03/31/2012	10.39	0.24	1.97	2.21	(0.24)	(1.47)	0.00	(1.71)	10.89	21.05	4,282	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	2.08		426
03/31/2011	10.79	0.30	0.56	0.86	(0.33)	(0.93)	0.00	(1.26)	10.39	7.90	7,584	1.635		1.635		1.625		1.625		2.60		363
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	0.00	(0.88)	10.79	0.74	16,774	1.645		1.645		1.625		1.625		3.01		415
Class C
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)	9.79	(5.71)	25,865	1.585		1.585		1.575		1.575		1.82		100
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)	10.78	7.31	68,538	1.605		1.605		1.575		1.575		1.52		143
03/31/2012	10.39	0.23	1.98	2.21	(0.24)	(1.47)	0.00	(1.71)	10.89	21.06	64,297	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	1.99		426
03/31/2011	10.79	0.29	0.57	0.86	(0.33)	(0.93)	0.00	(1.26)	10.39	7.90	48,209	1.635		1.635		1.625		1.625		2.58		363
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	0.00	(0.88)	10.79	0.74	45,276	1.645		1.645		1.625		1.625		3.00		415
PIMCO Moderate Duration Fund
Institutional Class
03/31/2014	$10.89	$0.17	$(0.14)	$0.03	$(0.20)	$(0.09)	$0.00	$(0.29)	$10.63	0.31%	$2,433,490	0.46%		0.46%		0.46%		0.46%		1.56%		237%
03/31/2013	10.74	0.23	0.49	0.72	(0.32)	(0.25)	0.00	(0.57)	10.89	6.84	2,666,070	0.46		0.46		0.46		0.46		2.08		373
03/31/2012	10.69	0.23	0.25	0.48	(0.26)	(0.17)	0.00	(0.43)	10.74	4.54	2,505,387	0.46		0.46		0.46		0.46		2.17		391
03/31/2011	10.73	0.27	0.44	0.71	(0.32)	(0.43)	0.00	(0.75)	10.69	6.68	2,333,258	0.46		0.46		0.46		0.46		2.52		325
03/31/2010	9.67	0.36	1.30	1.66	(0.42)	(0.18)	0.00	(0.60)	10.73	17.48	2,034,711	0.47		0.47		0.46		0.46		3.51		844
Class P
03/31/2014	10.89	0.16	(0.14)	0.02	(0.19)	(0.09)	0.00	(0.28)	10.63	0.20	13,298	0.56		0.56		0.56		0.56		1.51		237
03/31/2013	10.74	0.22	0.49	0.71	(0.31)	(0.25)	0.00	(0.56)	10.89	6.73	31,824	0.56		0.56		0.56		0.56		2.00		373
03/31/2012	10.69	0.22	0.25	0.47	(0.25)	(0.17)	0.00	(0.42)	10.74	4.44	36,425	0.56		0.56		0.56		0.56		2.08		391
03/31/2011	10.73	0.27	0.43	0.70	(0.31)	(0.43)	0.00	(0.74)	10.69	6.57	826	0.56		0.56		0.56		0.56		2.54		325
12/31/2009 - 03/31/2010	10.48	0.06	0.26	0.32	(0.07)	0.00	0.00	(0.07)	10.73	3.01	10	0.56	*	0.56	*	0.56	*	0.56	*	2.27	*	844
PIMCO Mortgage Opportunities Fund
Institutional Class
03/31/2014	$11.13	$0.39	$0.00	$0.39	$(0.44)	$(0.02)	$0.00	$(0.46)	$11.06	3.59%	$1,104,355	0.61%		0.61%		0.60%		0.60%		3.58%		736%
10/22/2012 - 03/31/2013	10.00	0.14	1.14	1.28	(0.15)	0.00	0.00	(0.15)	11.13	12.79	328,002	0.62	*	0.67	*	0.60	*	0.65	*	2.97	*	427
Class P
03/31/2014	11.13	0.34	0.04	0.38	(0.43)	(0.02)	0.00	(0.45)	11.06	3.49	11,550	0.71		0.71		0.70		0.70		3.05		736
10/22/2012 - 03/31/2013	10.00	0.15	1.12	1.27	(0.14)	0.00	0.00	(0.14)	11.13	12.74	11,097	0.72	*	0.77	*	0.70	*	0.75	*	3.01	*	427
Class D
03/31/2014	11.13	0.32	0.03	0.35	(0.40)	(0.02)	0.00	(0.42)	11.06	3.18	34,083	1.01		1.01		1.00		1.00		2.88		736
10/22/2012 - 03/31/2013	10.00	0.12	1.14	1.26	(0.13)	0.00	0.00	(0.13)	11.13	12.59	42,136	1.02	*	1.07	*	1.00	*	1.05	*	2.38	*	427
Please see footnotes on last page of financial highlights.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	91

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**
Class A
03/31/2014	11.13	0.34	0.01	0.35	(0.40)	(0.02)	0.00	(0.42)	11.06	3.18	19,063	1.01		1.01		1.00		1.00		3.11	736
10/22/2012 - 03/31/2013	10.00	0.14	1.12	1.26	(0.13)	0.00	0.00	(0.13)	11.13	12.57	4,653	1.02	*	1.07	*	1.00	*	1.05	*	2.79 *	427
Class C
03/31/2014	11.13	0.26	0.00	0.26	(0.31)	(0.02)	0.00	(0.33)	11.06	2.40	4,922	1.76		1.76		1.75		1.75		2.33	736
10/22/2012 - 03/31/2013	10.00	0.09	1.13	1.22	(0.09)	0.00	0.00	(0.09)	11.13	12.23	2,007	1.77	*	1.82	*	1.75	*	1.80	*	1.82 *	427
PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2014	$10.58	$0.13	$(0.11)	$0.02	$(0.24)	$(0.05)	$(0.02)	$(0.31)	$10.29	0.23%	$111,544	0.50%		0.50%		0.50%		0.50%		1.29%	1,021%
03/31/2013	10.66	0.10	0.31	0.41	(0.37)	(0.12)	0.00	(0.49)	10.58	3.93	252,445	0.50		0.50		0.50		0.50		0.96	1,226
03/31/2012	10.62	0.24	0.41	0.65	(0.30)	(0.31)	0.00	(0.61)	10.66	6.27	197,818	0.50		0.50		0.50		0.50		2.24	1,322
03/31/2011	10.74	0.31	0.31	0.62	(0.34)	(0.40)	0.00	(0.74)	10.62	5.82	192,699	0.50		0.50		0.50		0.50		2.85	966
03/31/2010	10.21	0.54	0.91	1.45	(0.49)	(0.43)	0.00	(0.92)	10.74	14.59	242,791	0.56		0.56		0.50		0.50		5.11	1,035
Class P
03/31/2014	10.58	0.11	(0.10)	0.01	(0.23)	(0.05)	(0.02)	(0.30)	10.29	0.12	8,679	0.60		0.60		0.60		0.60		1.09	1,021
03/31/2013	10.66	0.10	0.30	0.40	(0.36)	(0.12)	0.00	(0.48)	10.58	3.82	36,644	0.60		0.60		0.60		0.60		0.89	1,226
03/31/2012	10.62	0.22	0.41	0.63	(0.28)	(0.31)	0.00	(0.59)	10.66	6.17	42,441	0.60		0.60		0.60		0.60		2.04	1,322
03/31/2011	10.74	0.30	0.31	0.61	(0.33)	(0.40)	0.00	(0.73)	10.62	5.72	28,103	0.60		0.60		0.60		0.60		2.74	966
03/31/2010	10.21	0.47	0.97	1.44	(0.48)	(0.43)	0.00	(0.91)	10.74	14.49	27,825	0.62		0.62		0.60		0.60		4.42	1,035
Administrative Class
03/31/2014	10.58	0.12	(0.12)	0.00	(0.22)	(0.05)	(0.02)	(0.29)	10.29	(0.02)	35,186	0.75		0.75		0.75		0.75		1.19	1,021
03/31/2013	10.66	0.09	0.30	0.39	(0.35)	(0.12)	0.00	(0.47)	10.58	3.67	42,414	0.75		0.75		0.75		0.75		0.81	1,226
03/31/2012	10.62	0.22	0.40	0.62	(0.27)	(0.31)	0.00	(0.58)	10.66	6.01	72,356	0.75		0.75		0.75		0.75		2.00	1,322
03/31/2011	10.74	0.28	0.31	0.59	(0.31)	(0.40)	0.00	(0.71)	10.62	5.56	72,665	0.75		0.75		0.75		0.75		2.61	966
03/31/2010	10.21	0.54	0.88	1.42	(0.46)	(0.43)	0.00	(0.89)	10.74	14.31	73,797	0.84		0.84		0.75		0.75		5.09	1,035
Class D
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)	10.29	(0.17)	55,105	0.90		0.90		0.90		0.90		0.96	1,021
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)	10.58	3.51	86,378	0.90		0.90		0.90		0.90		0.62	1,226
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)	10.66	5.85	107,224	0.90		0.90		0.90		0.90		1.85	1,322
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)	10.62	5.40	95,938	0.90		0.90		0.90		0.90		2.45	966
03/31/2010	10.21	0.49	0.92	1.41	(0.45)	(0.43)	0.00	(0.88)	10.74	14.14	123,426	0.96		0.96		0.90		0.90		4.67	1,035
Class A
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)	10.29	(0.17)	38,798	0.90		0.90		0.90		0.90		0.93	1,021
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)	10.58	3.51	77,316	0.90		0.90		0.90		0.90		0.61	1,226
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)	10.66	5.85	87,646	0.90		0.90		0.90		0.90		1.85	1,322
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)	10.62	5.40	97,366	0.90		0.90		0.90		0.90		2.45	966
03/31/2010	10.21	0.47	0.94	1.41	(0.45)	(0.43)	0.00	(0.88)	10.74	14.14	125,408	0.96		0.96		0.90		0.90		4.46	1,035
Class B
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)	10.29	(0.92)	337	1.65		1.65		1.65		1.65		0.18	1,021
03/31/2013	10.66	(0.01)	0.30	0.29	(0.25)	(0.12)	0.00	(0.37)	10.58	2.74	806	1.65		1.65		1.65		1.65		(0.10)	1,226
03/31/2012	10.62	0.13	0.39	0.52	(0.17)	(0.31)	0.00	(0.48)	10.66	5.05	1,396	1.65		1.65		1.65		1.65		1.17	1,322
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)	10.62	4.62	3,229	1.65		1.65		1.65		1.65		1.75	966
03/31/2010	10.21	0.41	0.92	1.33	(0.37)	(0.43)	0.00	(0.80)	10.74	13.30	9,258	1.71		1.71		1.65		1.65		3.84	1,035
Class C
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)	10.29	(0.92)	13,782	1.65		1.65		1.65		1.65		0.23	1,021
03/31/2013	10.66	(0.02)	0.31	0.29	(0.25)	(0.12)	0.00	(0.37)	10.58	2.75	22,257	1.65		1.65		1.65		1.65		(0.15)	1,226
03/31/2012	10.62	0.12	0.40	0.52	(0.17)	(0.31)	0.00	(0.48)	10.66	5.06	25,629	1.65		1.65		1.65		1.65		1.11	1,322
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)	10.62	4.62	29,681	1.65		1.65		1.65		1.65		1.72	966
03/31/2010	10.21	0.40	0.93	1.33	(0.37)	(0.43)	0.00	(0.80)	10.74	13.29	48,507	1.71		1.71		1.65		1.65		3.72	1,035
PIMCO Total Return Fund
Institutional Class
03/31/2014	$11.24	$0.23	$(0.37)	$(0.14)	$(0.23)	$(0.07)	$(0.02)	$(0.32)	$10.78	(1.24)%	$148,740,191	0.46%		0.46%		0.46%		0.46%		2.10%	227%
03/31/2013	11.09	0.29	0.58	0.87	(0.45)	(0.27)	0.00	(0.72)	11.24	7.92	180,450,317	0.46		0.46		0.46		0.46		2.54	380
03/31/2012	10.88	0.34	0.30	0.64	(0.43)	0.00	0.00	(0.43)	11.09	5.99	151,703,994	0.46		0.46		0.46		0.46		3.11	584
03/31/2011	11.04	0.33	0.41	0.74	(0.36)	(0.54)	0.00	(0.90)	10.88	6.86	136,538,305	0.46		0.46		0.46		0.46		2.92	430
03/31/2010	10.13	0.44	1.09	1.53	(0.51)	(0.11)	0.00	(0.62)	11.04	15.49	126,335,186	0.47		0.47		0.46		0.46		4.07	402
Class P
03/31/2014	11.24	0.22	(0.37)	(0.15)	(0.22)	(0.07)	(0.02)	(0.31)	10.78	(1.34)	9,177,693	0.56		0.56		0.56		0.56		2.01	227
03/31/2013	11.09	0.28	0.58	0.86	(0.44)	(0.27)	0.00	(0.71)	11.24	7.81	12,607,217	0.56		0.56		0.56		0.56		2.43	380
03/31/2012	10.88	0.33	0.30	0.63	(0.42)	0.00	0.00	(0.42)	11.09	5.88	9,917,236	0.56		0.56		0.56		0.56		3.00	584
03/31/2011	11.04	0.32	0.41	0.73	(0.35)	(0.54)	0.00	(0.89)	10.88	6.75	8,184,067	0.56		0.56		0.56		0.56		2.83	430
03/31/2010	10.13	0.39	1.13	1.52	(0.50)	(0.11)	0.00	(0.61)	11.04	15.38	5,469,785	0.57		0.57		0.56		0.56		3.62	402

Please see footnotes on last page of financial highlights.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	93

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**
Administrative Class
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)	(0.29)	10.78	(1.49)	27,495,302	0.71		0.71		0.71		0.71		1.84	227
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00	(0.69)	11.24	7.65	32,933,466	0.71		0.71		0.71		0.71		2.30	380
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	0.00	(0.40)	11.09	5.72	31,608,990	0.71		0.71		0.71		0.71		2.85	584
03/31/2011	11.04	0.30	0.41	0.71	(0.33)	(0.54)	0.00	(0.87)	10.88	6.59	32,792,128	0.71		0.71		0.71		0.71		2.67	430
03/31/2010	10.13	0.41	1.10	1.51	(0.49)	(0.11)	0.00	(0.60)	11.04	15.20	32,158,676	0.72		0.72		0.71		0.71		3.85	402
Class D
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)	(0.29)	10.78	(1.53)	14,557,245	0.75		0.75		0.75		0.75		1.81	227
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00	(0.69)	11.24	7.61	19,790,241	0.75		0.75		0.75		0.75		2.25	380
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	0.00	(0.40)	11.09	5.68	17,905,432	0.75		0.75		0.75		0.75		2.81	584
03/31/2011	11.04	0.29	0.42	0.71	(0.33)	(0.54)	0.00	(0.87)	10.88	6.55	17,422,193	0.75		0.75		0.75		0.75		2.63	430
03/31/2010	10.13	0.40	1.10	1.50	(0.48)	(0.11)	0.00	(0.59)	11.04	15.16	16,162,579	0.76		0.76		0.75		0.75		3.69	402
Class A
03/31/2014	11.24	0.19	(0.38)	(0.19)	(0.18)	(0.07)	(0.02)	(0.27)	10.78	(1.63)	20,713,345	0.85		0.85		0.85		0.85		1.71	227
03/31/2013	11.09	0.25	0.57	0.82	(0.40)	(0.27)	0.00	(0.67)	11.24	7.50	27,514,833	0.85		0.85		0.85		0.85		2.16	380
03/31/2012	10.88	0.30	0.30	0.60	(0.39)	0.00	0.00	(0.39)	11.09	5.57	26,837,998	0.85	(b)	0.85	(b)	0.85	(b)	0.85	(b)	2.71	584
03/31/2011	11.04	0.28	0.41	0.69	(0.31)	(0.54)	0.00	(0.85)	10.88	6.39	26,070,979	0.90		0.90		0.90		0.90		2.48	430
03/31/2010	10.13	0.39	1.10	1.49	(0.47)	(0.11)	0.00	(0.58)	11.04	14.99	25,941,564	0.91		0.91		0.90		0.90		3.61	402
Class B
03/31/2014	11.24	0.11	(0.38)	(0.27)	(0.10)	(0.07)	(0.02)	(0.19)	10.78	(2.36)	136,380	1.60		1.60		1.60		1.60		0.98	227
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	0.00	(0.59)	11.24	6.70	278,512	1.60		1.60		1.60		1.60		1.43	380
03/31/2012	10.88	0.22	0.29	0.51	(0.30)	0.00	0.00	(0.30)	11.09	4.78	350,844	1.60	(b)	1.60	(b)	1.60	(b)	1.60	(b)	1.96	584
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	0.00	(0.77)	10.88	5.60	540,862	1.65		1.65		1.65		1.65		1.70	430
03/31/2010	10.13	0.32	1.09	1.41	(0.39)	(0.11)	0.00	(0.50)	11.04	14.13	978,692	1.66		1.66		1.65		1.65		2.97	402
Class C
03/31/2014	11.24	0.11	(0.38)	(0.27)	(0.10)	(0.07)	(0.02)	(0.19)	10.78	(2.36)	8,136,311	1.60		1.60		1.60		1.60		0.97	227
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	0.00	(0.59)	11.24	6.70	12,666,824	1.60		1.60		1.60		1.60		1.40	380
03/31/2012	10.88	0.21	0.30	0.51	(0.30)	0.00	0.00	(0.30)	11.09	4.79	11,673,671	1.60	(b)	1.60	(b)	1.60	(b)	1.60	(b)	1.96	584
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	0.00	(0.77)	10.88	5.60	11,717,441	1.65		1.65		1.65		1.65		1.73	430
03/31/2010	10.13	0.29	1.12	1.41	(0.39)	(0.11)	0.00	(0.50)	11.04	14.13	11,103,810	1.66		1.66		1.65		1.65		2.73	402
Class R
03/31/2014	11.24	0.16	(0.37)	(0.21)	(0.16)	(0.07)	(0.02)	(0.25)	10.78	(1.87)	2,957,161	1.10		1.10		1.10		1.10		1.45	227
03/31/2013	11.09	0.22	0.58	0.80	(0.38)	(0.27)	0.00	(0.65)	11.24	7.24	3,583,839	1.10		1.10		1.10		1.10		1.90	380
03/31/2012	10.88	0.27	0.30	0.57	(0.36)	0.00	0.00	(0.36)	11.09	5.31	3,179,665	1.10	(b)	1.10	(b)	1.10	(b)	1.10	(b)	2.46	584
03/31/2011	11.04	0.25	0.42	0.67	(0.29)	(0.54)	0.00	(0.83)	10.88	6.13	2,641,023	1.15		1.15		1.15		1.15		2.24	430
03/31/2010	10.13	0.35	1.11	1.46	(0.44)	(0.11)	0.00	(0.55)	11.04	14.71	2,031,285	1.16		1.16		1.15		1.15		3.29	402
PIMCO Total Return Fund II
Institutional Class
03/31/2014	$10.65	$0.20	$(0.31)	$(0.11)	$(0.20)	$(0.05)	$0.00	$(0.25)	$10.29	(1.05)%	$2,591,315	0.50%		0.50%		0.50%		0.50%		1.89%	353%
03/31/2013	10.70	0.25	0.41	0.66	(0.26)	(0.45)	0.00	(0.71)	10.65	6.23	3,026,082	0.50		0.50		0.50		0.50		2.26	374
03/31/2012	10.37	0.27	0.34	0.61	(0.28)	0.00	0.00	(0.28)	10.70	5.95	3,329,568	0.50		0.50		0.50		0.50		2.55	647
03/31/2011	10.59	0.23	0.44	0.67	(0.25)	(0.63)	(0.01)	(0.89)	10.37	6.40	3,177,804	0.50		0.50		0.50		0.50		2.15	563
03/31/2010	9.71	0.42	1.01	1.43	(0.50)	(0.05)	0.00	(0.55)	10.59	15.00	3,124,654	0.53		0.53		0.50		0.50		4.05	502
Class P
03/31/2014	10.65	0.19	(0.31)	(0.12)	(0.19)	(0.05)	0.00	(0.24)	10.29	(1.15)	11,878	0.60		0.60		0.60		0.60		1.79	353
03/31/2013	10.70	0.23	0.42	0.65	(0.25)	(0.45)	0.00	(0.70)	10.65	6.13	17,169	0.60		0.60		0.60		0.60		2.14	374
03/31/2012	10.37	0.26	0.34	0.60	(0.27)	0.00	0.00	(0.27)	10.70	5.84	16,145	0.60		0.60		0.60		0.60		2.45	647
03/31/2011	10.59	0.23	0.43	0.66	(0.24)	(0.63)	(0.01)	(0.88)	10.37	6.30	6,937	0.60		0.60		0.60		0.60		2.15	563
12/31/2009 - 03/31/2010	10.45	0.06	0.14	0.20	(0.06)	0.00	0.00	(0.06)	10.59	1.93	10	0.60	*	0.60	*	0.60	*	0.60	*	2.24 *	502
Administrative Class
03/31/2014	10.65	0.17	(0.31)	(0.14)	(0.17)	(0.05)	0.00	(0.22)	10.29	(1.30)	53,896	0.75		0.75		0.75		0.75		1.64	353
03/31/2013	10.70	0.22	0.42	0.64	(0.24)	(0.45)	0.00	(0.69)	10.65	5.97	69,577	0.75		0.75		0.75		0.75		2.00	374
03/31/2012	10.37	0.24	0.34	0.58	(0.25)	0.00	0.00	(0.25)	10.70	5.68	84,512	0.75		0.75		0.75		0.75		2.30	647
03/31/2011	10.59	0.21	0.43	0.64	(0.22)	(0.63)	(0.01)	(0.86)	10.37	6.13	102,227	0.75		0.75		0.75		0.75		1.91	563
03/31/2010	9.71	0.40	1.00	1.40	(0.47)	(0.05)	0.00	(0.52)	10.59	14.71	89,389	0.78		0.78		0.75		0.75		3.83	502
PIMCO Total Return Fund III
Institutional Class
03/31/2014	$9.88	$0.17	$(0.29)	$(0.12)	$(0.19)	$(0.11)	$0.00	$(0.30)	$9.46	(1.29)%	$2,989,171	0.50%		0.50%		0.50%		0.50%		1.73%	316%
03/31/2013	9.76	0.23	0.47	0.70	(0.34)	(0.24)	0.00	(0.58)	9.88	7.19	3,853,810	0.50		0.50		0.50		0.50		2.34	376
03/31/2012	9.64	0.27	0.18	0.45	(0.33)	0.00	0.00	(0.33)	9.76	4.81	3,582,497	0.50		0.50		0.50		0.50		2.78	522
03/31/2011	9.78	0.27	0.44	0.71	(0.30)	(0.55)	0.00	(0.85)	9.64	7.40	3,147,867	0.50		0.50		0.50		0.50		2.73	377
03/31/2010	8.76	0.39	1.10	1.49	(0.47)	0.00	0.00	(0.47)	9.78	17.37	2,995,293	0.53		0.53		0.50		0.50		4.19	459

Please see footnotes on last page of financial highlights.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	95

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**
Class P
03/31/2014	9.88	0.15	(0.28)	(0.13)	(0.18)	(0.11)	0.00	(0.29)	9.46	(1.39)	113,883	0.60		0.60		0.60		0.60		1.61		316
03/31/2013	9.76	0.22	0.47	0.69	(0.33)	(0.24)	0.00	(0.57)	9.88	7.08	111,523	0.60		0.60		0.60		0.60		2.20		376
03/31/2012	9.64	0.26	0.19	0.45	(0.33)	0.00	0.00	(0.33)	9.76	4.71	66,045	0.60		0.60		0.60		0.60		2.68		522
03/31/2011	9.78	0.27	0.43	0.70	(0.29)	(0.55)	0.00	(0.84)	9.64	7.29	54,539	0.60		0.60		0.60		0.60		2.69		377
03/31/2010	8.76	0.27	1.21	1.48	(0.46)	0.00	0.00	(0.46)	9.78	17.24	3,849	0.60		0.60		0.60		0.60		2.78		459
Administrative Class
03/31/2014	9.88	0.14	(0.29)	(0.15)	(0.16)	(0.11)	0.00	(0.27)	9.46	(1.54)	113,748	0.75		0.75		0.75		0.75		1.47		316
03/31/2013	9.76	0.21	0.46	0.67	(0.31)	(0.24)	0.00	(0.55)	9.88	6.93	119,239	0.75		0.75		0.75		0.75		2.09		376
03/31/2012	9.64	0.24	0.19	0.43	(0.31)	0.00	0.00	(0.31)	9.76	4.55	101,645	0.75		0.75		0.75		0.75		2.53		522
03/31/2011	9.78	0.25	0.43	0.68	(0.27)	(0.55)	0.00	(0.82)	9.64	7.14	101,711	0.75		0.75		0.75		0.75		2.51		377
03/31/2010	8.76	0.36	1.11	1.47	(0.45)	0.00	0.00	(0.45)	9.78	17.08	72,002	0.78		0.78		0.75		0.75		3.77		459
PIMCO Total Return Fund IV
Institutional Class
03/31/2014	$10.90	$0.15	$(0.32)	$(0.17)	$(0.14)	$(0.07)	$0.00	$(0.21)	$10.52	(1.49)%	$1,288,744	0.50%		0.50%		0.50%		0.50%		1.40%		422%
03/31/2013	10.67	0.21	0.63	0.84	(0.31)	(0.30)	0.00	(0.61)	10.90	8.03	864,590	0.50		0.50		0.50		0.50		1.95		540
05/26/2011 - 03/31/2012	10.00	0.19	0.63	0.82	(0.15)	0.00	0.00	(0.15)	10.67	8.27	698,774	0.50	*	0.51	*	0.50	*	0.51	*	2.16	*	771
Class P
03/31/2014	10.90	0.15	(0.33)	(0.18)	(0.13)	(0.07)	0.00	(0.20)	10.52	(1.59)	227	0.60		0.60		0.60		0.60		1.37		422
03/31/2013	10.67	0.22	0.61	0.83	(0.30)	(0.30)	0.00	(0.60)	10.90	7.93	394	0.60		0.60		0.60		0.60		1.95		540
05/26/2011 - 03/31/2012	10.00	0.23	0.59	0.82	(0.15)	0.00	0.00	(0.15)	10.67	8.18	4,969	0.60	*	0.61	*	0.60	*	0.61	*	2.54	*	771
Class A
03/31/2014	10.90	0.11	(0.31)	(0.20)	(0.11)	(0.07)	0.00	(0.18)	10.52	(1.83)	22,889	0.85		0.85		0.85		0.85		1.07		422
03/31/2013	10.67	0.16	0.64	0.80	(0.27)	(0.30)	0.00	(0.57)	10.90	7.66	21,829	0.85		0.85		0.85		0.85		1.50		540
05/26/2011 - 03/31/2012	10.00	0.17	0.63	0.80	(0.13)	0.00	0.00	(0.13)	10.67	7.98	2,184	0.85	*	0.86	*	0.85	*	0.86	*	1.94	*	771
Class C
03/31/2014	10.90	0.04	(0.32)	(0.28)	(0.03)	(0.07)	0.00	(0.10)	10.52	(2.54)	5,520	1.60		1.60		1.60		1.60		0.33		422
03/31/2013	10.90	0.06	0.40	0.46	(0.16)	(0.30)	0.00	(0.46)	10.90	4.33	4,095	1.60	*	1.60	*	1.60	*	1.60	*	0.69	*	540
PIMCO Unconstrained Bond Fund
Institutional Class
03/31/2014	$11.55	$0.18	$(0.42)	$(0.24)	$(0.09)	$(0.04)	$(0.01)	$(0.14)	$11.17	(2.08)%	$17,451,412	0.90%		0.90%		0.90%		0.90%		1.59%		728%
03/31/2013	11.04	0.30	0.57	0.87	(0.35)	(0.01)	0.00	(0.36)	11.55	8.00	16,836,479	0.91		0.91		0.90		0.90		2.65		786
03/31/2012	11.17	0.37	(0.23)	0.14	(0.27)	0.00	0.00	(0.27)	11.04	1.31	8,959,702	0.91		0.91		0.90		0.90		3.35		1,001
03/31/2011	11.01	0.31	0.13	0.44	(0.26)	(0.02)	0.00	(0.28)	11.17	4.08	9,222,128	0.98		0.98		0.90		0.90		2.79		1,240
03/31/2010	10.17	0.39	1.07	1.46	(0.37)	(0.25)	0.00	(0.62)	11.01	14.62	2,711,977	0.90		0.90		0.90		0.90		3.59		1,039
Class P
03/31/2014	11.55	0.17	(0.42)	(0.25)	(0.08)	(0.04)	(0.01)	(0.13)	11.17	(2.18)	3,192,193	1.00		1.00		1.00		1.00		1.49		728
03/31/2013	11.04	0.29	0.57	0.86	(0.34)	(0.01)	0.00	(0.35)	11.55	7.89	2,891,666	1.01		1.01		1.00		1.00		2.51		786
03/31/2012	11.17	0.36	(0.23)	0.13	(0.26)	0.00	0.00	(0.26)	11.04	1.21	1,167,332	1.01		1.01		1.00		1.00		3.25		1,001
03/31/2011	11.01	0.30	0.13	0.43	(0.25)	(0.02)	0.00	(0.27)	11.17	3.98	1,420,955	1.08		1.08		1.00		1.00		2.70		1,240
03/31/2010	10.17	0.37	1.08	1.45	(0.36)	(0.25)	0.00	(0.61)	11.01	14.52	340,363	1.00		1.00		1.00		1.00		3.37		1,039
Administrative Class
06/07/2013 - 03/31/2014	11.46	0.10	(0.30)	(0.20)	(0.04)	(0.04)	(0.01)	(0.09)	11.17	(1.71)	2,610	1.15	*	1.15	*	1.15	*	1.15	*	1.07	*	728
Class D
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)	11.17	(2.47)	1,271,098	1.30		1.30		1.30		1.30		1.20		728
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)	11.55	7.57	1,488,822	1.31		1.31		1.30		1.30		2.32		786
03/31/2012	11.17	0.32	(0.22)	0.10	(0.23)	0.00	0.00	(0.23)	11.04	0.90	1,141,138	1.31		1.31		1.30		1.30		2.95		1,001
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00	(0.24)	11.17	3.66	1,367,527	1.38		1.38		1.30		1.30		2.41		1,240
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00	(0.57)	11.01	14.17	767,372	1.30		1.30		1.30		1.30		3.15		1,039
Class A
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)	11.17	(2.47)	1,507,660	1.30		1.30		1.30		1.30		1.21		728
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)	11.55	7.57	1,958,198	1.31		1.31		1.30		1.30		2.35		786
03/31/2012	11.17	0.33	(0.23)	0.10	(0.23)	0.00	0.00	(0.23)	11.04	0.90	1,802,378	1.31		1.31		1.30		1.30		2.95		1,001
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00	(0.24)	11.17	3.66	2,666,336	1.38		1.38		1.30		1.30		2.39		1,240
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00	(0.57)	11.01	14.16	1,152,457	1.30		1.30		1.30		1.30		3.14		1,039
Class C
03/31/2014	11.55	0.06	(0.43)	(0.37)	(0.00)^	(0.04)	(0.00)^	(0.04)	11.14	(3.18)	931,200	1.95		2.05		1.95		2.05		0.56		728
03/31/2013	11.04	0.20	0.55	0.75	(0.23)	(0.01)	0.00	(0.24)	11.55	6.89	1,084,967	1.95		2.06		1.94		2.05		1.71		786
03/31/2012	11.17	0.25	(0.23)	0.02	(0.15)	0.00	0.00	(0.15)	11.04	0.19	1,004,843	2.02		2.06		2.01		2.05		2.24		1,001
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	0.00	(0.15)	11.17	2.89	1,257,972	2.13		2.13		2.05		2.05		1.64		1,240
03/31/2010	10.17	0.26	1.07	1.33	(0.24)	(0.25)	0.00	(0.49)	11.01	13.31	485,355	2.05		2.05		2.05		2.05		2.34		1,039
Please see footnotes on last page of financial highlights.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	97

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**
Class R
03/31/2014	11.55	0.11	(0.43)	(0.32)	(0.01)	(0.04)	(0.00	)^	(0.05)	11.18	(2.73)	14,897	1.55	1.55	1.55	1.55	0.95	728
03/31/2013	11.04	0.24	0.56	0.80	(0.28)	(0.01)	0.00		(0.29)	11.55	7.30	15,856	1.56	1.56	1.55	1.55	2.13	786
03/31/2012	11.17	0.30	(0.23)	0.07	(0.20)	0.00	0.00		(0.20)	11.04	0.65	15,687	1.56	1.56	1.55	1.55	2.69	1,001
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	0.00		(0.21)	11.17	3.41	37,398	1.63	1.63	1.55	1.55	2.16	1,240
03/31/2010	10.17	0.33	1.06	1.39	(0.30)	(0.25)	0.00		(0.55)	11.01	13.88	4,531	1.55	1.55	1.55	1.55	3.04	1,039

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	99

PIMCO Funds

Appendix A
Description of Securities Ratings

A Fund's investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Corporate Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings
Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated).  To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating.  In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters

A-1	PROSPECTUS | PIMCO FUNDS

Prospectus

of the rating indicate the country in which the issuer is located ( e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding one year. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings
 There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	A-2

PIMCO Funds

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic

A-3	PROSPECTUS | PIMCO FUNDS

Prospectus

conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol(for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Active Qualifiers
Standard & Poor's uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as "pi" for public information. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' suffix. Ratings with a 'pi' suffix are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

prelim: Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol that indicated that the rating was contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consists primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	A-4

PIMCO Funds

project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with Issuer Default Ratings (IDRs) in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings A short-term issuer or obligation rating is based in all cases on the short-

A-5	PROSPECTUS | PIMCO FUNDS

Prospectus

term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

July 31, 2014 (as supplemented May 15, 2015) | PROSPECTUS	A-6

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services
Institutional Class, Class P, Administrative Class, Class D — 330 W. 9th Street, 5th Floor, Kansas City, MO 64105
Class A, Class B, Class C, Class R — P.O. Box 55060, Boston, MA 02205-5060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, DC 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com/investments.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202.551.8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com/investments for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0002_051515